UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF

1934 (AMENDMENT NO. 1 )

Filed by the registrant [X]

Filed by a party other than the registrant [    ]

Check the appropriate box:

[  ] Preliminary proxy statement

[   ] Confidential, for use of the Commission only (as permitted by Rule 14a-6 (e) (2)).

[X] Definitive proxy statement

[   ] Definitive additional materials

[   ] Soliciting material pursuant to Rule 14a-12

(1)

TNI BIOTECH, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

1.	Title of each class of securities to which transaction applies:
N/A

2.	Aggregate number of securities to which transactions applies:
N/A

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
N/A

4.	Proposed maximum aggregate value of transaction:
N/A

Total fee paid:
N/A

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount Previously Paid:
N/A

2.	Form, Schedule or Registration Statement No.
N/A

3.	Filing Party:
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4.	Date Filed:
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July 15, 2014

Dear TNI Biotech, Inc. Shareholder:

You are cordially invited to attend the 2014 Annual Meeting of Shareholders of TNI Biotech, Inc. to be held at 10:00 a.m., local time, on September 4, 2014, at the Citrus Club, 255 South Orange Avenue, Suite 1800, Orlando, FL 32801.

Our notice of annual meeting and the proxy statement provide details regarding the business to be conducted at the meeting.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their shareholders over the Internet. As a result, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our proxy materials. We believe that this process will allow us to provide our shareholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Notice contains instructions on how to access our proxy statement, our annual report, and a proxy card or voting instruction card over the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials.

Your vote is important. Whether or not you plan to attend the meeting, we hope that you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any shareholder attending the meeting may vote in person, even if you have already voted via Internet or telephone or by returning a proxy card or voting instruction card.

Sincerely,
/s/ Noreen Griffin
Noreen Griffin
Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TNI BioTech, Inc. (the “Company”) will be held at the Citrus Club, 255 South Orange Avenue, Suite 1800, Orlando, FL 32801 on September 4, 2014, at 10:00 a.m., local time, for the following purposes:

(1)	To elect seven directors each for a term of one year as set forth in the Proxy Statement;

(2)	To approve the TNI BioTech, Inc. 2014 Stock Incentive Plan;
(3)	To ratify the appointment of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

(4)	To approve an amendment to the Company’s Amended and Restated Articles of Incorporation to change the name of the Company to “Immune Therapeutics, Inc.”; and

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The Company has fixed the close of business on July 15, 2014 as the record date for determining shareholders entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. A list of shareholders of record on the record date will be available for inspection by shareholders at the Company’s office during the ten days prior to the meeting.

All Shareholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, you are requested to read the enclosed Proxy Statement and to vote by Internet or telephone as instructed on the accompanying proxy card or sign, date and return the proxy card as soon as possible. This will assure your representation and a quorum for the transaction of business at the meeting. If you attend the meeting in person, the proxy card will not be used if you so request by revoking it as described in the Proxy Statement.

By Order of the Board of Directors

/s/ Christopher Pearce
Christopher Pearce
Chief Operating Officer and Secretary

Orlando, Florida

July 15, 2014

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IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 4, 2014:

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice, Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available at www.tnibiotech.com/investor-relations/proxy-statements. We will mail a Notice of Internet Availability of Proxy Materials to our shareholders of record as of the close of business on the record date. Such notice contains instructions on how to access our Proxy Statement and our Annual Report on Form 10-K on the Internet, as well as instructions on how to request a paper copy of the proxy materials. There is no charge to you for requesting a copy.

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(6)

TNI BIOTECH, INC.

37 North Orange Ave, Suite 607,

Orlando, Florida 32801

PROXY STATEMENT

For the Annual Meeting of Shareholders to be held on September 4, 2014

SOLICITATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TNI BIOTECH, INC., a Florida corporation (the “Company”), of proxies for use at the 2014 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at the Citrus Club, 255 South Orange Avenue, Suite 1800, Orlando, FL 32801 on September 4, 2014, at 10:00 a.m., local time, and any and all adjournments thereof. The cost of solicitation will be paid by the Company. Officers and employees of the Company and its subsidiaries may solicit proxies personally, by telephone, facsimile or other means, without additional compensation.

Our Board of Directors (“Board”) has fixed the close of business on July 15, 2014 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. On or about July 22, 2014, we will mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to the holders of record or beneficial owners of our common stock, par value $0.0001 (“Common Stock”), as of the close of business on the record date. The Notice contains instructions on how to access our Proxy Statement and our 2013 Annual Report on Form 10-K on the Internet, as well as instructions on how to request a paper copy of the proxy materials. There is no charge to you for requesting a paper copy.

At the meeting, the Company’s shareholders will act upon the following four proposals: (1) The election of seven directors, each to serve for a one-year term until the annual meeting held in the year 2015 and the election and qualification of their successors; (2) The approval of the Company’s 2014 Stock Incentive Plan; (3) The ratification of the appointment of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and (4) The approval of an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”), to change the name of the Company to “Immune Therapeutics, Inc.” The proposals are described in more detail in this Proxy Statement.

References to the “Company”, “TNI BioTech”, “we”, “us”, or “our” mean TNI BioTech, Inc.

EXPLANATORY NOTE

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including some of the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest to occur of: (i) our reporting $1 billion or more in annual gross revenues; (ii) the end of fiscal year 2019; (iii) our issuance, in a three year period, of more than $1 billion in non-convertible debt; and (iv) the date on which we are deemed to be a large accelerated filer under U.S. Securities and Exchange Commission (“SEC”) rules.

STOCK AND VOTING RIGHTS

Only shareholders of record on the record date will be entitled to vote. As of the record date for the Annual Meeting, the Company had outstanding 90,539,139 shares of Common Stock, each entitled to vote at the Annual Meeting. Votes cast at the meeting and votes submitted by proxy are counted by the inspectors of the election, who are appointed by the Company.

Accessing your Proxy Materials

We are pleased to take advantage of the SEC’s “Notice and Access” rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our shareholders of record and beneficial owners the Notice instead of a paper copy of the proxy materials. Shareholders who receive the Notice will have the ability to access the proxy materials over the Internet and to request a copy of the proxy materials by mail, email, or telephone. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A shareholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the shareholder terminates such election.

Voting Your Shares

If your shares are registered directly in your name, you may vote your shares using any of the following voting alternatives:

(i) VIA THE INTERNET: You may vote at www.myproxyonline.com, 24 hours a day, seven days a week. You will need your Notice or proxy card when you access the above website. Votes submitted through the Internet must be received by 11:59 p.m., Eastern Standard Time, on September 3, 2014.

(ii) BY PHONE: You may vote using any touch-tone telephone by calling 1-866-437-4667, 24 hours a day, seven days a week. You will need your Notice or proxy card. Votes submitted by telephone must be received by 11:59 p.m., Eastern Standard Time, on September 3, 2014.

(iii) BY MAIL: If you received printed proxy materials, you may submit your vote by completing, signing and dating the proxy card as instructed on the card and returning it in the postage-paid envelope provided to Guardian Registrar & Trust, Inc., 7951 SW 6th Street, Suite 216, Plantation, FL 33324. Votes submitted by mail must be received before the Annual Meeting to assure your vote is counted; or

(iv) IN PERSON at the Annual Meeting.

If you are not the record holder of your shares because such shares are held in “street name,” meaning they are held for your account by a bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions which would be provided by your bank or brokerage firm on your vote instruction form. If you do not give instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” items that are deemed to be routine (e.g., the ratification of the appointment of independent registered public accountants), but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. If you do not provide voting instructions to your broker with respect to non-discretionary items such as election of directors, your shares will not be voted for any such proposal. In such case, the shares will be treated as “broker non-votes.”

Revocation and How Shares are Voted if No Instructions are Provided

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways: (i) if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above; (ii) by re-voting by Internet or by telephone as instructed above; (iii) by notifying our Corporate Secretary in writing, addressed to TNI BioTech, Inc., 37 North Orange Avenue, Suite 607, Orlando, FL 32801, before the Annual Meeting that you have revoked your proxy; or (iv) by attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

Quorum and Vote Required

At all meetings of shareholders, including the Annual Meeting, the holders of record of a majority of the outstanding voting shares of our Common Stock, present in person or by proxy, constitutes a quorum for the transaction of business. As of July 15, 2014, the record date, there were 90,539,139 shares of Common Stock outstanding and entitled to vote.

Each share of Common Stock held as of the record date entitles its holder to one vote on each proposal to be acted upon at the Annual Meeting, including one vote for each of the seven director nominees. With respect to Proposal 1, each director will be elected by the affirmative vote of the majority of the votes cast with respect to the director nominee. The majority of the votes cast means that the number of shares cast “for” a director’s election must exceed the number of votes cast “against” that nominee. The affirmative vote of the holders of the majority of votes cast is required for approval of Proposals 2, 3 and 4. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted for purposes of determining the number of shares voted at the meeting, and, accordingly, will not affect the outcome of votes on the Proposals.

Attending the Annual Meeting

All shareholders are invited to attend the Annual Meeting.

For admission to the Annual Meeting, shareholders of record should bring picture identification to the “Registered Shareholders” check-in area, where ownership will be verified. If you would like someone to attend on your behalf, please contact the Company Secretary at 37 North Orange Avenue, Suite 607, Orlando, FL 32801 prior to the meeting.

Those who have beneficial ownership of the Company’s Common Stock held by a bank, brokerage firm or other nominee should come to the “Beneficial Owners” check-in area. To be admitted, beneficial owners must bring picture identification, as well as a valid proxy from your broker or other nominee authorizing you to vote on your shares.

Registration will begin at 8:00 a.m., local time, and the Annual Meeting will begin at 10:00 a.m., local time. For directions to the Annual Meeting, please call us at 1-888-613-8802.

Payment of Costs for Soliciting Proxies

The Company will pay the costs of soliciting proxies. Proxies may be solicited on our behalf by directors, officers and employees of the Company in person or by telephone, facsimile or other electronic means (without any additional compensation). We have retained Guardian Registrar & Transfer, Inc., 7951 SW 6th Street, Suite 216, Plantation, FL 33324, to assist in solicitation of proxies and have agreed to pay $7,600, plus out-of-pocket expenses, for these services. As required by the SEC, we also will reimburse brokerage firms and other custodians, nominees and fiduciaries, upon request, for their reasonable expenses incurred in sending proxies and proxy materials to beneficial owners of our Common Stock.

Transfer Agent

Our transfer agent is Guardian Registrar & Transfer, Inc., whose address is 7951 SW 6th Street, Suite 216, Plantation, FL 33324. All communications concerning our shareholders of record, including address changes, name changes and inquiries, can be handled by calling toll-free at 1-877-797-3632 or by online access at http://www.guardianstocktransfer.com.

Other Matters

Management does not intend to present, and does not know of anyone who intends to present, any matters at the meeting to be acted upon by the shareholders not referred to in this notice and this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

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MANAGEMENT AND CORPORATE GOVERNANCE

Director Independence

Independence criteria and determination

Our Board evaluates the independence of each nominee for election as a director of our Company in accordance with the Listing Rules (the “Nasdaq Listing Rules”) of the NASDAQ Stock Market LLC.

The definition of “independence” under the Nasdaq Listing Rules includes a series of objective tests, including that the director or director nominee is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with, the Company. In addition, as further required by the Nasdaq Listing Rules, the Board is expected to make a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with such individual’s exercise of independent judgment in carrying out his or her responsibilities as a director. In making these determinations, the Board reviews and discusses information provided by the directors with regard to each director’s business and personal activities as they may relate to the Company and its management.

The Company is not currently listed on any national securities exchange that has a requirement that the board of directors be independent. At this time we do not have an “independent director” as that term is defined under the Nasdaq Listing Rules.

Board Leadership Structure and Board and Committee Information

Chairman

Dr. Nicholas Plotnikoff has been elected by the directors as the Non-Executive Chairman of the Board of Directors. The Chairman provides leadership to the Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman sets the Board agendas with Board and management input, facilitates communication among directors, works with the Board to provide an appropriate information flow to the Board and presides at meetings of the Board and shareholders.

Board and Committee Structure

As of the date of this Proxy Statement, the Company’s Board consists of six non-independent directors. In February 2014, the Board authorized formation of and adopted charters for three committees, being the Audit Committee, Compensation and Human Resources Committee (the “Compensation Committee”), and the Nominating and Governance Committee, as further described below. The Audit, Compensation and Nominating and Governance Committees have not yet appointed committee members or held any meetings, but the Board intends to do so following the election of its directors at the Annual Meeting. The Board had five meetings during fiscal year 2013.

Board Membership

Director	Independent
Noreen Griffin	No
Dr. Nicholas Plotnikoff (Non-Executive Chairman)	No
Christopher Pearce	No
Eugene Youkilis	No
Fengpin Shan	No
Dr. Gloria B. Herndon	No

Audit Committee

The Audit Committee will monitor the integrity of our financial statements, the independence and qualifications of the independent auditors, the performance of our internal auditors and independent auditors, our compliance with legal and certain regulatory requirements and the effectiveness of our internal controls. The Audit Committee will also be responsible for selecting, retaining, evaluating, setting the remuneration of and, if appropriate, recommending the termination of our independent auditors.

The Audit Committee will operate under the charter approved by the Board, which is posted on our website at www.tnibiotech.com under the heading “About Us – Corporate Governance.”

Compensation Committee

The Compensation Committee will review and approve compensation and benefits policies and objectives, will determine whether our officers and employees are compensated according to those objectives and will carry out the Board’s responsibilities relating to the compensation of our executives.

The Compensation Committee will operate under the charter approved by the Board, which is posted on our website at www.tnibiotech.com under the heading “About Us – Corporate Governance.”

Nominating and Governance Committee

The Nominating and Governance Committee will be responsible for identifying individuals qualified to become Board members, recommending to the Board the director nominees for election at the annual meeting, developing and recommending to the Board a set of corporate governance guidelines, and taking a general leadership role in our corporate governance. The Nominating and Governance Committee will also review the succession planning process relating to the Chief Executive Officer and the Company’s other senior executive officers, as well as the Company’s management development process.

The Nominating and Governance Committee will operate under the charter approved by the Board, which is posted on our website at www.tnibiotech.com under the heading “About Us – Corporate Governance.”

Board Role in Risk Oversight

The Board is ultimately responsible for oversight of risk management. As part of the risk management process, the Company’s management team is responsible for identifying and monitoring potential risks facing the Company. The Company believes that reviewing risk at the business unit level, as reported to the Board, provides the Board with a comprehensive and detailed overview of enterprise risk.

The Audit Committee will review the adequacy and effectiveness of the accounting and financial controls, including the Company’s systems to monitor, assess and manage financial, business, legal and compliance risk.

Code of Ethics

Our Board has adopted a Code of Ethics applicable to all of our employees, officers and directors, including our principal executive and financial officer and our controller. A copy of that code is available at www.tnibiotech.com under the heading “About Us – Corporate Governance.” Our Code of Ethics reflects the Company’s commitment to good corporate governance.  The Board believes that good governance requires not only an effective set of specific practices but also a culture of responsibility throughout an organization, and governance at the Company is intended to achieve both.  The Board also believes that good governance ultimately depends on the quality of an organization’s leadership, and it is committed to recruiting and retaining directors and officers of proven leadership ability and personal integrity.

The Code of Ethics is intended to promote the ethical conduct and integrity generally of the Company, to promote accurate, fair and timely reporting of the Company’s financial results and condition and other information the Company releases to the public market, all to ensure that all directors, officers and employees of the Company are bound by its terms.  Directors, officers and employees are required to act with honesty and integrity, are prohibited from taking personal advantage of Company assets, must comply with rules and regulations of foreign, federal, state, provincial and local governments, and other appropriate private and public regulatory agencies, including insider trading laws, must keep Company information confidential, and must promptly report to the Board any conduct that the individual believes to be or would give rise to a violation of law or business ethics or of any provision of the Code of Ethics.

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Director Attendance at Meetings

All directors attended at least 75% of the aggregate total number of meetings of the Board during fiscal year 2013. In addition, the directors are expected to attend the Annual Meeting.

Director Qualifications

The Nominating and Governance Committee will be responsible for reviewing with the Board, from time to time, the appropriate qualities, skills and characteristics desired for members of the Board in the context of the current make-up of the Board. This assessment will include consideration of the following summary of qualifications that the Nominating and Governance Committee believes must be met by all directors, as well as the following considerations for the composition of the Board as a whole:

•  directors should be individuals of the highest ethical character and integrity;

•  directors should have demonstrated management ability at senior levels in successful organizations, including as the chief executive officer of a public company or as the leader of a large, multifaceted organization, including government, educational and other non-profit organizations;

•  each director should have the ability to provide wise, informed and thoughtful counsel to senior management on a range of issues and be able to express independent opinions, while at the same time working as a member of a team;

• directors should be free from any conflict of interest or business or personal relationship that would interfere with the duty of loyalty owed to the Company; and

•  directors should be independent of any particular constituency and be able to represent all shareholders of the Company.

In addition, the Nominating and Governance Committee may consider any other factors it deems appropriate. The Nominating and Governance Committee does not intend to consider diversity in identifying director nominees.

Process for Identifying and Evaluating Director Nominees

The Board is responsible for selecting director candidates. The Board will delegate the identification, recruitment and recommendation of director nominees to the Nominating and Governance Committee, with the expectation that other members of the Board and management will be requested to take part in the process as appropriate.

The Nominating and Governance Committee will periodically review with the Board the appropriate skills and characteristics required of Board members in the context of the current makeup of the Board. Final approval of director candidates is determined by the full Board, and invitations to join the Board are extended by the Chairman of the Board on behalf of the entire Board.

Procedure for Recommendation of Director Nominees by Shareholders

Shareholders who wish to nominate persons directly for election to the Board at an annual meeting of shareholders must meet the deadlines and other requirements set forth in our bylaws and the rules and regulations of the SEC. Please see the information later in this proxy statement under the caption “Shareholder Proposals – 2015 Annual Meeting.”

Shareholder Communications Policy

Shareholders and other interested parties may make their concerns known confidentially to the Board by submitting a communication addressed to the “Board of Directors” in care of the Company’s Secretary at 37 North Orange Ave., Suite 607, Orlando, FL 32801. All such communications will be conveyed to the Board.

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PROPOSAL 1

ELECTION OF DIRECTORS

Director Nominees

Noreen Griffin, Christopher Pearce, Eugene Youkilis, Joel Yanowitz, Jay Goldstein, Edward Teraskiewicz and Roger Bozarth, three of whom are currently directors and four of whom are new nominees, are nominees for election to a one year term expiring in 2015 upon the election and qualification of their successors. The nominations were made and approved by the Board.

According to our Charter, our Board will consist of not less than three members, but our Board is authorized to fix and change the actual number of our directors from time to time.

It is believed that all seven nominees are, and will be at the time of the Annual Meeting, available for election; and, if elected, will serve. Each of the nominees has consented to being named a nominee in this Proxy Statement and has agreed to serve as a director, if elected at the Annual Meeting. However, in the event one or more of them is or should become unavailable, or should decline to serve, it is intended that the proxies will be voted for the balance of the nominees and for such substitute nominee or nominees as the Board may in its discretion select.

Vote Required for Approval

Each share of Common Stock is entitled to one vote for each of the seven director positions being filled at the Annual Meeting. In order to elect a nominee as a director of the Company, he or she must receive a greater number of votes cast “FOR” his or her election than “AGAINST” his or her election. Shares not voted at the Annual Meeting, whether by abstention, broker non-vote, or otherwise, will have no effect on the election of directors.

Board Recommendations

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE SEVEN NOMINEES, NOREEN GRIFFIN, CHRISTOPHER PEARCE, EUGENE YOUKILIS, JOEL YANOWITZ, JAY GOLDSTEIN, EDWARD TERASKIEWICZ AND ROGER BOZARTH.

Director Biographies

Set forth below are the names of the persons nominated as directors, their ages, and their offices in the Company, if any, and summaries describing the specific experience, qualifications, attributes and skills that led the Board to conclude that the following individuals should serve as directors. The Board believes that all of the members of the Board have the highest professional and personal ethics and values.

Name	Age	Position(s) with the Company
Noreen Griffin	61	Chairman, Director and Chief Executive Officer
Christopher Pearce	70	Director and Chief Operating Officer
Eugene Youkilis	72	Director and President
Roger Bozarth	63	Nominee
Joel Yanowitz	59	Nominee
Jay Goldstein	56	Nominee
Edward Teraskiewicz	67	Nominee

Noreen Griffin is one of our Founders and has been the Chief Executive Officer of the Company since March 2012.  Ms. Griffin was a vital part of the acquisition of the patents and therapies involving Methionine [Met5]-enkephalin “MENK” and low-dose naltrexone “LDN”. She was involved with the inventors and patent holders for over 5 years before deciding to join the team that formed TNI BioTech, Inc.

From 1998 to 2012, Ms. Griffin was the sole officer and director of Supertrail Manufacturing Co., Inc., a private company in Aberdeen, Mississippi.  From 1997 to 2013, Ms. Griffin was Chief Financial Officer of Environmental Remediation Holdings, Inc., a public reporting company in Lafayette, Louisiana. From 2004 to 2009, she was an advisor to Global Environmental Energy Corp, a public company, and assumed the role of sole officer for the purpose of the company’s bankruptcy. From 2007 to 2012, Ms. Griffin was Chief Executive Officer of pH Solutions, a private company in Boston, Massachusetts. Since 2008, Ms. Griffin has been a partner of Griffin Enterprises Group. The firm provides chief financial officer services to its clients on a part-time basis.  In that capacity, Ms. Griffin acted as sole officer and director for the bankruptcy of James M. Jost and Company Inc. and Avalon from 2010 through 2012.

Ms. Griffin has over 25 years of industry experience, having founded and led a number of startup companies. She has played an integral role in raising multiple rounds of private and venture capital funds on behalf of clients. Ms. Griffin has served as Chief Financial Officer and Vice President of a number of small public companies over the last 10 years. In addition, Ms. Griffin has significant experience in the administration of companies in bankruptcies. She is a creditor in Chapter 7 Bankruptcy proceedings that were initiated in Delaware in November 2011 by TNI Pharmaceuticals, Inc. (“TNI Pharma”), an entity affiliated with Dr. Nicholas Plotnikoff, the Non-Executive Chairman of our Board, and unrelated to the Company.

Christopher Pearce has been a director of the Company since March 2012.  He was born in the United Kingdom and educated at Lord Wandsworth College and London University where he received his LLB (Bachelor of Law). He agreed to accept a position with the Company in late 2011, due to his 10 year history and involvement with Dr. Nicholas Plotnikoff. In addition to his position with the Company,  he is one of the founding principals of pH Pharmaceutical, Inc. (a pharmaceutical company focused on the commercial application and licensing of a patented technology) and its affiliated company, pH Solutions, since its inception in December 2007. Mr. Pearce served as our Chief Financial Officer until the Company appointed Mr. Peter Aronstam, at which time Mr. Pearce was appointed as the Company’s Chief Operating Officer. The Company felt his experience was still needed on the Board for deliberations regarding the Company’s business. He maintains good relationships with the other members of the Board, which makes him an effective consensus builder in coming to decisions to be made by the Board.

Mr. Pearce has had an association with independent filmmakers for over 30 years. He was head of Cannon Group production and served as Chairman and Chief Executive Officer from 1991 to 1994.  Over the years as director, Chief Operating Officer and Chief Executive Officer at Cannon Group, Mr. Pearce managed more than 5,000 employees worldwide and $500,000,000 in revenue per annum.  His responsibilities included running large operations that required sourcing products and services, contract negotiation, marketing and advertising, scheduling, warehousing and inventory management and employee oversight.  When he left Cannon Group in 1994 he began working for Global Pictures, Inc.   Mr. Pearce retired from filmmaking in 2000 and has since worked as an advisor on numerous projects.

Mr. Pearce is a creditor in the TNI Pharma bankruptcy initiated in November 2011.

Dr. Eugene Youkilis has been a director of the Company since March 2012.  Dr. Youkilis has a Ph.D. in Toxicology and is a Diplomate of the American Board of Toxicology. He was President and Founder of Clinical Bio-Tox Laboratories, Director of Toxicology and Immunobiology at Baxter International, Laboratory Section Chief and Director at Stroger Hospital (formerly Cook County Hospital) and has been a Principal Associate with Toxicology Resource Associates, Inc. since May 2007.

Dr. Youkilis has provided consulting services to industry organizations, research facilities and the legal profession in the areas of forensic, clinical and industrial/occupational toxicology. Dr. Youkilis has over 25 years of experience in the pharmaceutical and healthcare industry working in Toxicology, Pharmacology and Clinical Research. Dr. Youkilis was a Senior Research Investigator with G. D. Searle & Company. Dr. Youkilis is the author or co-author of over 25 presentations and publications. He began working with Dr. Nicholas Plotnikoff in 1983 on the patented technology acquired by the Company for the treatment of HIV/AIDS and cancer patients.

Since his retirement from John H. Stroger Hospital in 2007 until the patented technology was acquired by TNI BioTech IP, Inc., a biotechnology firm incorporated in Florida (“TNIB IP”), Dr. Youkilis worked closely with Dr. Plotnikoff on the development of this patented technology. Specifically, he worked to acquire pertinent clinical data, obtain and enhance the patent coverage and raise funds for clinical trials.

Dr. Youkilis has worked in an operational, scientific, and business capacity for over 25 years. He has been responsible for the administrative and technical aspects of a hospital STAT and outpatient clinic laboratories and has provided laboratory supervisors with direction and assistance to assure that the laboratories complied with all required regulations. He was responsible for the scientific and technical personnel and operations of a large independent forensic urine drug-testing laboratory with clientele including many large corporations. He has assured that companies maintain strict adherence to all applicable aspects of current forensic toxicology principles and utilized state of the art methods and instrumentation. He initiated a comprehensive quality assurance/quality control program to position a company’s laboratories for a rigid certification process. He has budgeted, managed and planned aspects of all general and special toxicity studies within certain programs and has supervised all phases of studies including protocol design, implementation, and reporting aspects.

Roger Bozarth is Founder and President of The Insurance Advantage, Inc. and Planning for Wealth Preservation, LLC, located in Orlando, Florida, which he founded in 1995. His firm specializes in estate, business, and charitable planning for affluent clients throughout the United States.

In addition to his business experience, Mr. Bozarth is involved in a number of charitable organizations, including the U.S. Dream Academy in Baltimore, MD, and Desire Street Ministries in Atlanta, GA, while serving on the board of Edgewood Children’s Ranch and Love Orlando in Orlando, FL. Mr. Bozarth attended the University of South Florida where he pursued an Electrical Engineering degree.

Joel Yanowitz has served as the Founder and President of The Cascade Group, Inc. since 2001. With over 35 years of experience as an entrepreneur, business advisor, and consultant, his current focus is on helping clients leverage the human side of their organizations to accelerate growth and innovation. His clients have included numerous Fortune 500 and entrepreneurial mid-sized companies such as Procter & Gamble, Clorox, The Coca-Cola Company, Electronic Arts, Nissan, EMC, and Travelocity.com.

He has founded and built three successful consulting and training companies and has also helped create and grow several non-profit organizations. From 1995-2000, Mr. Yanowitz was a Vice President of Arthur D. Little, a global management consulting and technology development company, where he led the organization practice area. Prior to that, he co-founded Innovation Associates, Inc., a consulting and executive development firm that pioneered the field of organizational learning, and served as its Managing Director. Earlier in his career, Mr. Yanowitz founded R.E.C., Inc., an international training company. Mr. Yanowitz has served on a number of corporate and non-profit boards. He currently serves on the boards of directors of the African Food and Peace Foundation, CorStone, and Upstart Bay Area.

Jay Goldstein is a Managing Director at Gartland and Mellina Group. Prior to that, Mr. Goldstein was a founding partner at Avalon Lake Partners, a spin-out from WTP Advisors, from 2008 to 2013. Mr. Goldstein has over 30 years of financial services experience. He was a member of Sala Associates from its inception, and previously owned and operated a consulting firm focused on financing and turning around distressed companies. Mr. Goldstein has acted as the Chief Administrative Officer/Chief Operating Officer for a trade execution platform and as the Chief Financial Officer for the technology group of a renowned global macro hedge fund. Additionally, he has held various senior level positions at Salmon Brothers, including as Deputy Head of Asia Pacific Equities and as Deputy Head of Global Equity Derivatives. Mr. Goldstein earned his B.S. from the School of Professional Accounting at CW Post College, part of Long Island University.

Edward Teraskiewicz has over 35 years of financial services experience. From 1992 to 2004, Mr. Teraskiewicz was 50% owner Co-Founder, Chief Executive Officer and Director of Prebon Yamane International Limited, one of the world’s pre-eminent money brokerage firms, with over 1700 employees in 17 cities around the world with revenue over $500,000,000 annually. Mr. Teraskiewicz, having retired from daily operations at the end of 1994, continued his involvement with Prebon Yamane as a member of the Board of Directors of Fulton Prebon Group U.K., the holding company which owns the money brokerage business, until October 2004, at which time he resigned from the Board upon a merger with Collins, Steward, Tullett. Since 2004, Mr. Teraskiewicz has been overseeing and managing various residential real estate development projects and has been an investor in numerous other projects in the music and financial industry.

Mr. Teraskiewicz is a graduate of the American Institute of Banking, having commenced his career as a trainee at Citibank in 1964. In 1970, he joined Mabon, Nugent & Co., a New York Stock Exchange member firm, where he advanced to the rank of Senior General Partner. Mr. Teraskiewicz is an experienced investor, having developed several residential sub-divisions and luxury estate home projects in the United States, as well as pursuing other transactions around the world.

Executive Officers

The following sets forth certain information regarding our executive officers who are not also directors or will not be directors after the Annual Meeting.

Name	Age	Position(s) with the Company
Dr. Fengping Shan	55	Director and Chief Science Officer
Peter Aronstam	61	Chief Financial Officer
Dr. Angus George Dalgleish MD, FRACP, FRCP, FRCPath, FMedSci	64	Chief Medical Officer and Director of Research and Development
Dr. Joseph M. Fortunak	59	Vice President of Global Research and Development and Chemical Development

Dr. Fengping Shan has been a director of the Company since March 2012. Dr. Shan has a Ph.D. in Microbiology and Tumor Immunology. Dr. Shan is Professor of Immunology and Vice Director of the Institute of Immunology, China Medical University, in Shenyang, China. Professor Shan has been with the University from 2006 to present.

Dr. Shan was the Senior Scientist for Penta Biotech from 2000 to 2006, Chief Scientist for the China Liaoning Institute of Microbiological Science from 1995 to 2000 and studied at the National Cancer Research in Paris, France from 1990 to 1994. Dr. Shan has authored 90 publications, been issued 11 patents, and is the unique inventor of a thrombolytic enzyme from the earthworm. From 2000 to present, Dr. Shan has worked both in the United States and China on the clinical trials with Dr. Nicholas Plotnikoff involving new immunotherapies for the treatment of cancer. Based on the trials, a number of patents were filed in China beginning in 2009 and 2010, and approved in 2011.

Peter Aronstam has been Chief Financial Officer of the Company since January 2013. Mr. Aronstam brings more than 30 years of experience in accounting, finance, banking, international trade and law to his clients. His career is marked by a progression of senior finance roles with growth and performance-driven enterprises, from start-up technology and Internet companies to chief financial officer roles with small service providers to very large international manufacturers to global banks.

Mr. Aronstam has advised publicly-held and privately-owned businesses since 1978, providing both full-time and part-time Chief Financial Officer services. His background includes start-up VC-backed entrepreneurial companies, manufacturing technology and service companies, serving as a public-company chief financial officer, corporate and international banking in major multinational banks, managing HR and IT functions, and raising more than $500,000,000 in debt and equity for his companies and their customers.

From 2001 to 2006, Mr. Aronstam was the Chief Financial Officer of Airspan Networks, Inc., a public reporting company in Boca Raton, Florida. He also was the Chief Financial Officer of private company Mainstream Holdings, LLC in West Palm Beach, Florida from 2007 to 2008 and private company The Neptune Society in Plantation, Florida from 2008 to 2009. Since 2010, Mr. Aronstam has been a partner of B2B CFO Partners, LLC, doing business as B2B CFO©. The firm provides Chief Financial Officer services to its clients on a part time basis.

Born and educated in South Africa, Mr. Aronstam earned his Bachelor of Commerce, Bachelor of Law and PhD from the University of the Witwatersrand in South Africa. Mr. Aronstam has worked in South Africa, Canada, and Florida. He currently lives in Boca Raton, FL.

Dr. Angus George Dalgleish has been the Company’s Chief Medical Officer and Director of Research and Development since June 2013. Dr. Dalgleish is currently a Research Director at Onyvax Ltd., a privately funded biotechnology company he founded in 1997, which focuses on developing cancer vaccines . Dr. Dalgleish is a specialist in cancer immunology and HIV. He studied medicine at University College London where he obtained an MBBS and a BSc in Anatomy. He is a Fellow of The Royal College of Physicians of the UK and Australia, Royal College of Pathologists and The Academy of Medical Scientists. He also trained in Internal Medicine and Oncology in Brisbane and Sydney. Following an interest in how viruses caused cancer, he undertook a PhD with Professor Robin Weiss, a FRS at the Institute of Cancer Research and Royal Marsden Hospital before becoming a senior clinical scientist at the MRC Clinical Research Center in Northwick Park. He was appointed to Foundation Chair of Oncology at St. George’s University of London in 1991. His main interests there have been the immunology of cancer and the development of immunotherapies to treat, in particular, melanoma.

Professor Dalgleish currently sits on eight editorial boards; he has published over 300 peer-reviewed papers and authored or co-authored over 70 chapters in medical books. He is the co-editor of five medical books. He has been on numerous grant committees and is currently on the European Commission Cancer Board.

Professor Dalgleish’s career to date includes several key oncological discoveries that stemmed from an original interest in the pathogenesis of cancer. Some of these discoveries include: confirmed the link between Hepatitis B (“HBV”) and liver cancer in native Australians, showing through the use of newly available sensitive assays that most instances were not due to alcohol as claimed before; co-discovered the CD4 receptor for HIV; published the first paper linking Slim Disease in East Africa with HIV; developed the theory of pathogenesis that HIV only causes AIDS by immune activation and not by cytopathic killing; and investigated anti-idiotype and allogeneic based vaccines for HIV and then applied the theory to cancer; pioneered melanoma vaccines in the U.K. (Megavax and CancerVax) and adapted this approach to prostate cancer.

Dr. Joseph M. Fortunak has been the Company’s Vice President of Global Research and Development and Chemical Development since April 2013. He graduated from the University of Wisconsin-Madison with a PhD in Organic Chemistry. After spending time holding a postdoctoral position at Cambridge University, he spent over 20 years in the pharmaceutical industry, most recently as Director and Head of Global Process Research and Development at Abbott Laboratories, from 2000 to 2004. Before taking the position at Abbott Laboratories, from 1983 to 1993, Dr. Fortunak worked as Associate Senior Research Investigator, Senior Research Investigator, and Assistant Director for Smith Kline Beechman (GlaxoSmithKline), and from 1993 to 2000 was the Associate Director, Director, Senior Director, and Executive Director of DuPont Pharmaceutical Company. In 2004, Dr. Fortunak assumed the position of Associate Professor of Chemistry and Pharmaceutical Sciences at Howard University in Washington, D.C., with a goal of developing an international program for Current Good Manufacturing Practices (“cGMPs”) practices worldwide.

Dr. Fortunak has extensive experience dealing with the FDA and other regulatory agencies and has worked on industry initiatives (PQRI, BACPAC I & II) as a member of the PhRMA API Technical Group. He has significantly contributed to new drug development for illnesses including Malaria, Parkinson’s disease, Ovarian, Breast and Small-Cell Lung cancer, Hypertension and Congestive Heart Failure, AIDS (NNRTI), Breast and Ovarian cancer and Karposi’s sarcoma and AIDS (NRTI).

In addition to his other work, Dr. Fortunak is a consultant for the Clinton Foundation’s HIV/AIDS Initiative (CHAI) and the World Health Organization; advising these organizations on pricing and production of antiretroviral drugs (“ARV”) as well as advising generic manufacturers of ARVs on the requirements for cGMPs, general strategies for process development and route discovery for the production of API.

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PROPOSAL 2

APPROVAL OF TNI BIOTECH, INC. 2014 STOCK INCENTIVE PLAN

On December 4, 2013, the Board approved the TNI BioTech, Inc. 2014 Stock Incentive Plan, or the 2014 Plan, subject to shareholder approval. The Company believes that the 2014 Plan is an important incentive for its employees and is critical to the Company’s ongoing effort to build shareholder value and align the interests of employees and directors with those of the Company’s shareholders. Equity awards are a significant part of the Company’s ability to attract, retain, and motivate our executives and employees whose skills and performance are critical to our success.

Following is a summary of the principal features of the 2014 Plan. The summary is qualified by the full text of the 2014 Plan, attached to this Proxy Statement as Appendix A.

Key Provisions

Following are the key provisions of the 2014 Plan:

Provision of Plan	Description

Eligible Participants:	Employees, directors, consultants and advisors of the Company and any successor entity that adopts the 2014 Plan.

Share Reserve:

Total of 5,000,000 shares of the Company’s Common Stock.

The reserved shares will be reduced (i) by one share for each share granted pursuant to stock options, stock appreciation rights, or other awards awarded under the 2014 Plan, and (ii) to the extent cash is delivered in lieu of shares of Common Stock upon the exercise of a stock appreciation right, the Company will be deemed to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related stock option.

Award Types:	Incentive stock options
Nonqualified stock options
Stock appreciation rights
Restricted stock awards
Restricted stock unit awards

Vesting:	Determined by the Board.

Award Limits:	No more than 500,000 shares may be issued to a single participant pursuant to stock options and stock appreciation rights in a calendar year.

RePricings:	Repricing of outstanding stock awards is not permitted under the 2014 Plan.

Plan Termination Date:	The 2014 Plan will terminate upon the earlier of the following to occur: (i) the adoption of a resolution of the Board terminating the Plan; or (ii) ten years after the approval of the 2014 Plan at the Annual Meeting.

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Administration

The 2014 Plan is administered by the Board or a committee designated by the Board. With respect to grants of awards to the Company’s officers or directors, the 2014 Plan is administered by the Board or a designated committee in a manner that permits such grants to be exempt from Section 16(b) of the Exchange Act. Grants of awards to covered employees as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, will be made only by a committee composed solely of two or more directors eligible to serve on a committee making awards. The plan administrator has the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2014 Plan.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 5,000,000 shares of the Company’s Common Stock may be issued under the 2014 Plan. In addition, subject to adjustment upon certain corporate transactions or events, a participant in the 2014 Plan may not receive options or stock appreciation rights with respect to more than 500,000 shares of Common Stock in any year. Any shares covered by an award which is forfeited, canceled, or expires shall be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2014 Plan. No shares have yet been issued under the 2014 Plan.

Eligibility and Types of Awards

The 2014 Plan permits the Company to grant stock awards, including stock options and stock appreciation rights, and restricted stock and restricted stock unit awards to its employees, directors, consultants and advisors.

Stock Options

A stock option may be an incentive stock option, within the meaning of section 422 of the Code, or a non-qualified stock option. However, only employees may be granted incentive stock options. The plan administrator grants incentive and non-qualified stock options pursuant to option agreements adopted. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2014 Plan, provided that the exercise price of a stock option cannot be less than the fair market value of the Company’s Common Stock on the date of grant. Options granted under the 2014 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2014 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an option holder’s stock option agreement provides otherwise, if an option holder’s relationship with the Company ceases for any reason other than disability, death, or retirement, the option holder may exercise any options vested as of the date of termination, but only during the post-termination exercise period designated in the option holder’s stock option agreement. The plan administrator may determine such other portion of the option holder’s unvested award that may be exercised during the post-termination exercise period. The option holder’s stock option agreement may provide that upon the termination of the option holder’s relationship with the Company, for cause, the option holder’s right to exercise its options shall terminate concurrently with the termination of the relationship. If an option holder’s service relationship with the Company ceases due to disability, death, or retirement, the option holder’s or beneficiary’s rights will lapse, and will thereafter not be exercisable, upon the earlier of the original expiration date or the date that is three years after the date on which the participant dies, incurs a disability or retires. The option term may be extended in the event that applicable securities laws prohibit exercise of the option following termination of service or such longer period as specified in the stock option agreement but in no event beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) bank draft, wire transfer, or postal or express money order, (c) a broker-assisted cashless exercise, (d) the tender of Common Stock previously owned by the option holder, (e) a net exercise of the option, (f) any combination of the foregoing methods of payment, and (g) any other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, awards generally are not transferable except by will or the laws of descent and distribution. An option holder may designate a beneficiary, however, who may exercise the option following the option holder’s death.

Incentive stock options may be granted only to the Company’s employees. No incentive stock option may be granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock of the Company or any of the Company’s affiliates unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2014 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of Common Stock related to each stock appreciation right and the exercise price for a stock appreciation right, within the terms and conditions of the 2014 Plan, provided that the exercise price of a stock appreciation right cannot be less than 100% of the fair market value of the Common Stock subject thereto on the date of grant. In the case of a stock appreciation right granted concurrently with a stock option, the number of shares of Common Stock to which the stock appreciation right relates will be reduced in the same proportion that the holder of the related stock option exercises the option.

The plan administrator determines whether to deliver cash in lieu of shares of Common Stock upon the exercise of a stock appreciation right. If Common Stock is issued, the number of shares of Common Stock that will be issued upon the exercise of a stock appreciation right is determined by dividing (i) the number of shares of Common Stock as to which the stock appreciation right is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of Common Stock on the exercise date.

If the plan administrator elects to pay the holder of the stock appreciation right cash in lieu of shares of Common Stock, the holder of the stock appreciation right will receive cash equal to the fair market value on the exercise date of any or all of the shares which would otherwise be issuable.

The exercise of a stock appreciation right related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2014 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a non-qualified stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of the Company’s Common Stock that vest in accordance with established terms and conditions. The Board or committee thereof sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient, the vesting schedule, and any performance criteria that may be required for the stock to vest. The restricted stock award may vest based on continued employment and/or the achievement of performance goals. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares may be forfeited to, or repurchased by, the Company.

Restricted Stock Units

A restricted stock unit is a right to receive stock or cash equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. The Board or committee thereof sets the terms of the restricted stock unit award, including the size of the restricted stock unit award, the consideration (if any) to be paid by the recipient, the vesting schedule, any performance criteria and the form (stock or cash) in which the award will be settled. When a participant’s service terminates, the unvested portion of the restricted stock unit award generally will be forfeited.

Corporate Transactions

Effective upon the consummation of a corporate transaction, all outstanding awards under the 2014 Plan shall terminate. However, all such awards shall not terminate to the extent they are assumed in connection with the corporate transaction.

The plan administrator shall have the authority, exercisable either in advance of any actual or anticipated corporate transaction or at the time of an actual corporate transaction and exercisable at the time of the grant of an award under the 2014 Plan or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2014 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a corporate transaction, on such terms and conditions as the plan administrator may specify. The plan administrator may also condition any such award’s vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the holder of the award within a specified period following the effective date of the corporate transaction. The plan administrator may provide that any awards so vested or released from such limitations in connection with a corporate transaction, shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination

The Board may amend, suspend, or terminate the 2014 Plan, except that it may not amend the 2014 Plan in any way that would adversely affect a participant with respect to an award previously granted. In addition, the Board may not amend the 2014 Plan without shareholder approval if such approval is then required pursuant to Section 422 of the Code, the regulations promulgated thereunder, or the rules of any stock exchange or similar regulatory body.

Tax Withholding

The Board may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (i) causing the participant to tender a cash payment, (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the participant in connection with the award, (iii) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (iv) any other method set forth in the award agreement.

Summary of Federal Income Tax Consequences of the 2014 Plan

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the 2014 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2014 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits, which may arise with respect to participants subject to the alternative minimum tax.

Nonqualified Stock Options

Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option so long as the exercise price is equal to the fair market value of the stock on the date of grant and the option (and not the underlying stock) does not have a readily ascertainable fair market value at such time. Upon exercise of a nonqualified stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote that are present or represented at the meeting and voted is required to approve the 2014 Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE 2014 PLAN AS SET FORTH IN PROPOSAL 2.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Compensation

Set forth below is the 2012 and 2013 compensation for each named executive officer as determined under SEC rules.

Name and Principal Position	Year	Salary		Bonus		All Other Compensation		Total ($)

Noreen Griffin	2013	$341,667	(1)	$—		$18,000	(3)	$359,667
Chief Executive Officer, Director	2012	$213,643	(1)	5,000	(2)	$18,000	(3)	$236,643

Christopher Pearce(*)	2013	$259,375	(5)	$—		$18,000	(3)	$267,375
Chief Operating Officer, Director	2012	$195,860	(5)	4,000	(2)	$18,000		$217,860

Eugene Youkilis	2013	85,118		—		$—		$85,118
President, Director	2012	15,983		—		—		$15,983

Peter Aronstam	2013	$60,000		$—		$152,250	(4)	$212,750
Chief Financial Officer	2012	$5,000		$—		$—		$5,000

Dr. Fengping Shan	2013	$60,000		$—		$—		$60,000
Chief Science Officer, Director	2012	$15,000		$—		$—		$15,000

Dr. Ronald B. Herberman (#)	2013	$149,223		$—		$—		$149,223
Chief Medical Officer and Director of Medical Research and Development	2012	$62,500		$—		$—		$62,500

(1)	The amounts shown in the following table represent the portion of salaries earned during the fiscal years shown that certain named executive officers agreed to defer until the Company had sufficient income to pay the full salary owed:

Name	2013 ($)	2012 ($)
Noreen Griffin	332,141	189,193
Christopher Pearce	239,405	166,410

(2)	In March 2012, the Company agreed to issue Ms. Griffin 5,000,000 shares of Common Stock as a signing bonus in accordance with her employment agreement. In January 2012, the Company agreed to issue Mr. Pearce 4,000,000 shares of Common Stock as a signing bonus in accordance with his employment agreement. The 9,000,000 shares were recorded at the par value, which was determined to be the fair market value as of the date of the employment agreements.

(3)	“All other compensation” for fiscal 2013 comprises $1,500 per month paid each to Ms. Griffin and Mr. Pearce for unaccountable expenses, being costs they incur in the course of business that are not required to be reported on a monthly expense account. These costs include expenses incurred related to international travel.

(4)	In December 2013, Mr. Aronstam received a warrant to purchase 75,000 shares of the Company’s Common Stock for $1.00 per share. The warrant expires in December 2018. The warrant was recorded at $152,250, which was determined to be the fair value as of the date of the warrant agreement.

(*) Mr. Pearce was the Chief Financial Officer of the Company during the 2012 term. He was appointed Chief Operating Officer on January 1, 2013 when Mr. Aronstam was appointed Chief Financial Officer.

(#) Dr. Herberman passed away June 1, 2013.

At the time of the Annual Meeting the offices and directors have no additional forms of compensation.

Employment Agreements

Noreen Griffin, our Chief Executive Officer, entered into an employment agreement with the Company on March 26, 2012. The agreement, which expires on March 25, 2015 unless terminated sooner, provides for payment of an annual salary of $300,000, increasing by 5% per year during the term, payment of a monthly auto allowance of $1,500, payment for medical and insurance benefits, and payment of annual bonuses as determined by the Company. Ms. Griffin is also entitled to receive 2 million shares of the Company’s Common Stock when the Company commences shipments of its LDN product, in addition to the 3 million founder shares to which Ms. Griffin was already entitled. The agreement entitles Ms. Griffin to certain payments if more than 50.1% of the Company’s issued stock is acquired in a merger. The agreement was amended in March 2013, increasing Ms. Griffin’s annual salary to $350,000.

Christopher Pearce, our Chief Operating Officer, entered into an employment agreement with the Company in January 2012. The agreement, which expires on March 26, 2015 unless terminated sooner, provides for payment of an annual salary of $250,000, increasing by 5% per year during the term, payment of a monthly auto allowance of $1,500, payment for medical and insurance benefits, and payment of annual bonuses as determined by the Company. At signing, Mr. Pearce was also entitled to receive 2 million shares of the Company’s Common Stock, in addition to the 2 million founder shares to which Mr. Pearce was already entitled. The agreement entitles Mr. Pearce to certain payments if more than 50.1% of the Company’s issued stock is acquired in a merger.

Outstanding Equity Awards at Fiscal Year End

There were no stock option awards to executives of the Company in 2013 or 2012.

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Director Compensation

Compensation of Non-Employee Directors

The Board has approved a compensation structure for non-employee directors consisting of equity awards, an annual cash retainer and, for some positions, supplemental cash retainers.

2013 Director Compensation Table

Name and Principal Position	Fees Paid or Earned in Cash ($)	Total ($)

Dr. Nicholas Plotnikoff	60,000	60,000
Non-Executive Chairman of the Board

Dr. Gloria B. Herndon,	60,000	60,000
Director

All members of the Board who are not our employees, or the non-employee directors, currently receive an annual retainer of $60,000 per year, payable monthly in arrears. In addition, non-employee directors are eligible to receive stock upon their appointment to the Board, as determined by our Chief Executive Officer. Certain members of the Board are also entitled to receive an annual payment of Company shares for their services. The eligible Board members waived payment of those shares for 2013. We do not currently have minimum stock ownership guidelines for non-employee directors.

We reimburse non-employee directors for actual out-of-pocket costs incurred to attend board meetings. No additional compensation is paid for attendance in person or by telephone at board meetings.

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PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Relationship with Independent Registered Public Accountants

The Audit Committee, once established, will appoint the independent registered public accounting firm to serve as the Company’s independent registered public accountant. The Board appointed Turner, Stone & Company LLP (“Turner”), the Company’s current independent registered public accountant. In addition to performing the audit of the Company’s consolidated financial statements, Turner provided various other services during fiscal year 2013. The Board has not considered the provision of all non-audit services performed by Turner during fiscal year 2013 with respect to maintaining auditor independence. The Board has not reviewed and pre-approved all professional services requested of, and performed by, Turner. The aggregate fees billed for fiscal year 2013 and 2012 for each of the following categories of services are set forth below.

	December 31, 2013	December 31, 2012

Audit Fees	$11,100	$42,065
Audited Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	41,045	—

Audit Fees

Audit Fees include fees for professional services rendered for the year-end audits of our consolidated financial statements and internal control over financial reporting, reviews of the financial statements included in our Quarterly Reports on Form 10-Q, consents, statutory filings, statutory audits, and discontinued operations reclassification.

All Other Fees

Other fees consisted of fees incurred for services rendered by Turner in 2013 related to Turner’s review of the Company’s Quarterly Reports.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has not yet adopted a pre-approval policy that provides guidelines for audit, audit-related, tax and other permissible non-audit services that may be provided by our independent auditors. The Company expects that, once established, the Audit Committee will approve such a pre-approval policy in the fall of 2014.

Auditor Independence

The Audit Committee, once established, will be required to consider the independence of Turner when engaging the firm to perform audit-related and other services. In 2013, it was determined by the Board that audit-related and other services provided and the fees paid for those services were consistent with maintaining the independence of Turner.

Vote Required for Approval

The Board is asking the shareholders to ratify the appointment of Turner.

In order to be adopted, this Proposal must be ratified by the holders of a majority of the shares entitled to vote thereon present in person or represented by proxy at the Annual Meeting.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF TURNER, STONE & COMPANY LLP

Representatives of Turner Stone & Company, LLP, the Company’s independent registered public accounting firm, are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

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PROPOSAL 4

AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME

General

Our Board has approved an amendment to our Charter that would change our Company’s name from “TNI BioTech, Inc.” to “Immune Therapeutics, Inc.” The Board is now asking you to approve this amendment.

Changing our name requires that our Charter be amended. If approved, the amendment will be effective upon the filing of an Articles of Amendment to Amended and Restated Articles of Incorporation in the form attached as Appendix B with the Secretary of State of Florida with such filing to occur at the sole discretion of the Board.

Reasons for the Name Change

Our Board believes that changing our name to “Immune Therapeutics, Inc.” would better represent the business of the Company as a global manufacturer, distributor and seller of immune therapies. Immune Therapeutics, Inc. better reflects our presence and focus on affordable and sustainable health-care for an underserved and growing population facing opportunistic infections and cancer with very affordable treatments available.

Text of Proposed Amendment; Effectiveness

The text of the proposed amendment to our Charter is set forth in Appendix B to this Proxy Statement. If and when effected by our Board, the amendment will become effective upon its filing with the Secretary of State of Florida.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote that are present or represented at the meeting and voted is required to approve the amendment to our Charter to change the Company’s name.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR CHARTER SET FORTH IN PROPOSAL 4.

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STOCK OWNERSHIP AND SECTION 16 COMPLIANCE

Director and Executive Officer Beneficial Ownership

The following table sets forth, as of July 2, 2014, certain information concerning the beneficial ownership of our Common Stock by (i) each shareholder known by us to be the beneficial owner of more than 5% of our outstanding Common Stock; (ii) each director; (iii) each named executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percent**

Eugene Youkilis 37 North Orange Ave., Suite 607 Orlando, Florida 32801	1,000,000	(2)	1.0

Noreen Griffin 37 North Orange Ave., Suite 607 Orlando, Florida 32801	2,760,000	(3)	3.1

Gloria Herndon 37 North Orange Ave., Suite 607 Orlando, Florida 32801	1,684,182	(4)	1.9

Christopher Pearce 37 North Orange Ave., Suite 607 Orlando, Florida 32801	3,468,000	(5)	3.9

Fengping Shan 37 North Orange Ave., Suite 607 Orlando, Florida 32801	1,500,000	(6)	1.7

Peter Aronstam 37 North Orange Ave., Suite 607 Orlando, Florida 32801	75,000	(7)	*

All directors and officers as a group (6 persons)	10,487,182		11.7

_________________

(1)	Except as otherwise indicated below, each person possesses sole voting and investment power with respect to the shares shown as beneficially owned.
(2)	All shares are held by Eugene Youkilis, individually.

(3)	Represents 200,000 shares held in the name of Griffin Enterprises Group, Inc., which is 50% owned and managed by Robert Wilson, Ms. Griffin’s son; 1,960,000 shares held by the Noreen Griffin Family Trust, an irrevocable trust for the benefit of Ms. Griffin’s children and grandchildren, over which Ms. Griffin has no voting or dispositive control, and 600,000 shares held by Noreen Griffin, individually.

(4)	Represents 4,182 shares held by GB Investment Holdings Ltd.; 180,000 shares held by Gloria Herndon, individually; and 1,500,000 shares held by the Gloria B. Herndon 2010 Irrevocable Trust.

(5)	Represents 1,568,000 shares held by Christopher Pearce individually and 1,900,000 shares held by the Pearce Family Trust, an irrevocable trust, for the benefit of Mr. Pearce’s spouse and child, over which Mr. Pearce has no voting or dispositive control.

(6)	All shares are held individually by Fengping Shan.

(7)	Represents warrants to purchase 75,000 shares of Common Stock for $1.00 per share, which were exercisable on December 18, 2013 and expire on December 18, 2018.

Unless otherwise indicated above, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of our common stock, except to the extent authority is shared by spouses under community property laws.

(*)	Less than one percent.
(**)	Percentage ownership is based on 89,539,139 shares of our Common Stock outstanding as of July 2, 2014 and, for each person or entity listed above, warrants or options to purchase shares of our common stock which are exercisable within 60 days of the date of this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

As of the date of this Proxy Statement, none of the Company’s officers and directors had made filings as were required under Section 16(a) for the fiscal year ended December 31, 2013. Our officers and directors understand their filing obligations and intend to remedy this situation by making the necessary filings shortly. We have put in place compliance mechanisms to ensure timely and accurate reports to be filed with the SEC upon any changes of ownership.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In 2012, Webfoot, Inc. provided financing to the Company and as of December 31, 2012, the Company owed Webfoot, Inc., $121,128. Webfoot, Inc. is owned by the son of Noreen Griffin. On February 21, 2013, the Company entered into a formal loan agreement to evidence the amount owed on December 31, 2012. The loan bears interest at an annual rate of 6%. The interest is repayable at maturity. The note matures on February 21, 2015.

In 2012, Noreen Griffin made payments on the Company’s behalf covering the costs of incorporation and merger-related expenses. At December 31, 2012, the Company owed Ms. Griffin $30,000. On February 13, 2013, the Company entered into a formal loan agreement to evidence repayment of the amount owed on December 31, 2012. The loan bears interest at an annual rate of 6%. The interest is repayable at maturity. The loan matures on February 13, 2015.

In 2012, Griffin Enterprises, Inc. made payments on the Company’s behalf covering the cost of incorporation and merger-related expenses. Griffin Enterprises, Inc. is wholly owned by Noreen Griffin. At December 31, 2012, the company owed Griffin Enterprises, Inc. $46,000. On February 13, 2013, the Company entered into a formal loan agreement to evidence repayment of the amount owed on December 31, 2012. The loan bears interest at an annual rate of 6%. The interest is repayable at maturity. The loan matures on February 13, 2015.

On January 3, 2013, the Company formalized the terms under which Kelly O’Brien Wilson, the daughter-in-law of our Chief Executive Officer is employed. Ms. Wilson had been working with the Company in 2012 and her three-year employment agreement is effective as of December 1, 2012. The terms of the agreement define her base salary, a grant of Common Stock, and health insurance coverage. In accordance with her contract, Ms. Wilson received 500,000 shares of our Common Stock in January 2014. During the year ended December 31, 2013, the Company paid compensation to Ms. Wilson totaling $105,750.

On March 15, 2013, the Company executed a Patent License Agreement with Professor Fengping Shan, a director and Chief Science Officer of the Company. The Company obtained exclusive rights to develop and commercialize the licensed technology. The licensed technology is the intellectual property developed and owned by Professor Shan (i) relating to the treatment of a variety of diseases and conditions with MENK including multiple forms of lymphoma and cancer and (ii) a treatment method for humans infected with the HLTV-III (AIDS) virus including AIDS and AIDS related complex (ARC). The licensed technology includes the methods and formulations for these treatments including but not limited to all INDs, communications with regulatory agencies, patient data, and letters relating to these treatments. The licensed technology also includes the following patents: 200710158742.7 MENK, its application is in treating leukemia and other blood cancers; No. 200710051586.4 MENK, its application is in preparation of human and animal vaccines; No. 200610046249.1, a nasal spray formulation containing MENK; No. 201210290150.1 LDN, combined with MENK, its application is in preparation of an anticancer drug (Pending); No. 201210302259.2 LDN, combined with MENK, its application is in preparation of leukophoresis for anticancer (Pending); No. 200810229085.5 Compound MENK as a drug for colon cancer and pancreatic cancer; No. 200910011030.1, Naltrexone as well as analougues being anticancer drug. This agreement shall last for the duration of each of the licensed patents however the Company may terminate the license agreement on 120 days’ written notice to Professor Shan.

On March 4, 2012, the Company entered into a Sale of Technology Agreement with Dr. Nicholas P. Plotnikoff, our Non-Executive Chairman of the Board, wherein Dr. Plotnikoff agreed to transfer and assign all of his rights, title and interest in: European Patent United Kingdom, Germany, France, Ireland EP 1401471 BI Methods for inducing sustained immune response; Russian Patent Russian Federation patent number 2313364; The Patent Office of the People’s Republic of China, Application No.: 200810165784.8 China Patent CN1015113407 A The Patent Office of the People’s Republic of China ISSN: 1006-2858 CN 21-1349/R; Patent Agencies Government of India Patent, Application number 1627/KOLNP/2003 number 220265 an Enkephalin Peptide Composition; and the US Patent Pending, US Patent Application 10/146.999 e. The Company received all the production formulations and technology designs from Dr. Plotnikoff necessary for the manufacturing, formulation, production and protocols of the MENK treatment of cancer and HIV/AIDS. As consideration for entering into the Sale of Technology Agreement, Dr. Plotnikoff received 8,000,000 shares of our Common Stock, a royalty of a single-digit percentage on all sales of MENK and was granted his current position of the Company’s Non-Executive Chairman of the Board.

On April 23, 2012, the Company acquired TNI IP, its wholly-owned subsidiary, in exchange for 20,250,000 shares of the Company’s Common Stock, of which 8,000,000 shares were issued to Dr. Plotnikoff for TNI IP’s acquisition of the patent and the remaining 12,250,000 shares were issued to the founders of TNI IP in exchange for all of their right, title and interest in their TNI IP shares.

On July 14, 2012, GB Oncology and Imaging Group Ltd. (“GBOIG”), in partnership with the Company, signed a letter of intent agreement to collaborate with the Government of Malawi to assist in expanding the treatment of cancer, HIV/AIDS and other infectious diseases. The Company and GBOIG will work in connection with the government of Malawi to open and operate clinics that provide treatments for HIV/AIDS, cancer and other infectious diseases. The Company shall contribute $1,000 in initial capital to the venture. The Company shall be allocated 50% of the net income from the venture. Either party may terminate the venture with 180 days’ notice to the other party prior to the one-year anniversary of the agreement. After the one-year anniversary, the agreement may only be terminated with 180 days’ notice to the other party if the other party has breached the agreement. GBOIG, a subsidiary of GB Energie LLC, is a Washington D.C. based minority woman-owned business managed by Dr. Gloria B. Herndon. Dr. Herndon is also a director of the Company.

On September 25, 2012, GBOIG, in partnership with the Company, signed an agreement with the Government of Malawi to open an outpatient clinic at Queen Elizabeth Central Hospital (in Malawi) for the treatment of cancer and infectious disease. The duration of the agreement shall be for 25 years with an optional 10-year renewal to be indicated by the Government of Malawi at least three years prior to the expiration of the term. The Government of Malawi shall bear the upfront costs for the agreement of not less than $2,500,000.

In April 2014, the Board approved a plan to spin-off our wholly-owned subsidiary Cytocom Inc., a Delaware corporation (“Cytocom”), to our shareholders. As part of the spin-off, the Company intends to transfer all rights relating to U.S. patents, U.S. licenses, orphan drug designation and clinical data to Cytocom subject to approval by patent and license holders.

The assets remaining in the Company after the spin-off will consist of International Intellectual property rights, manufacturing agreements, formulation, distribution agreements, certificate of free sales, export licenses, drug registration approval and license and collaboration agreements related to LDN and MENK in foreign countries. The spin-off will be conducted as a dividend of all of the outstanding capital stock of Cytocom to our shareholders and, as a result, the Company will no longer own any capital stock of Cytocom.

The spin-off of Cytocom is subject to a Form 10 becoming effective with the SEC and a commitment for financing of Cytocom either through an initial public offering or private placement. The Company will enter into a master services agreement with Cytocom consisting of regulatory and clinical trials oversight. The initial term of the masters services agreement will be for one year, will become effective after the spin-off, and will renew automatically for successive one-year periods unless terminated by either Cytocom or the Company upon 90 days’ prior notice to the other party.

The Company will enter into an agreement with Cytocom that grants the Company the right to access existing clinical data as well as access to any new clinical data developed by Cytocom during its drug development. The Company will only be able to use the clinical data to advance the commercialization of LDN and MENK in emerging nations.

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SHAREHOLDER PROPOSALS – 2015 MEETING

Rule 14a-8 under the Securities Exchange addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2015 Annual Meeting must be received by the Company no later than March 17, 2015. Such proposals should be sent to the attention of our Secretary at TNI BioTech, Inc., 37 North Orange Ave, Suite 607, Orlando, FL 32801.

If a shareholder desires to bring a matter before an annual meeting and the proposal is submitted outside the process of Rule 14a-8, the shareholder must follow the procedures set forth in the Company’s bylaws. The Company’s bylaws provide generally that shareholders who wish to nominate directors or to bring business before a shareholders meeting must notify the Company and provide certain pertinent information not less than 30 days nor more than 60 days before the meeting date. If the date of the 2015 Annual Meeting is the same as the date of the 2014 Annual Meeting, shareholders who wish to nominate directors or to bring business before the 2015 Annual Meeting must notify the Company between July 6, 2015 and August 5, 2015. Detailed information for submitting shareholder proposals or nominations of director candidates will be provided upon written request to our Secretary at TNI Biotech, Inc., 37 North Orange Ave., Suite 607, Orlando, Florida 32801.

United States Securities and Exchange Commission Reports

Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC (including financial statements and financial statement schedules, but without other exhibits), are available to shareholders free of charge on our website at www.tnibiotech.com or by writing to our Secretary at TNI BioTech, Inc., 37 North Orange Ave., Suite 607, Orlando, FL 32801.

Delivery of Documents to Shareholders Sharing an Address

If you have requested a paper copy of our proxy materials, our annual report, including our audited financial statements for the year ended December 31, 2013, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, only one annual report and one proxy statement will be mailed to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders sharing an address. If your household has received only one annual report and one proxy statement, the Company will deliver promptly a separate copy of such documents to any shareholder who contacts the Company at Phone: 888-613-8802 or sends a written request to TNI BioTech, Inc., 37 North Orange Ave., Suite 607, Orlando, FL 32801 Attention: Company Secretary. If your household is receiving multiple copies of the Company’s annual reports or proxy statements and you wish to request delivery of a single copy, you may send a written request to TNI BioTech, Inc., 37 North Orange Ave., Suite 607, Orlando, Florida 32801, Attention: Company Secretary.

General

Your proxy is solicited on behalf of our Board. Unless otherwise directed, proxies held by the Chief Executive Officer and the Chief Financial Officer will be voted at the Annual Meeting (or an adjournment or postponement thereof), FOR Proposals 1 – 4. If any matter other than those described in this proxy statement properly comes before the Annual Meeting, or with respect to any adjournment or postponement thereof, the Chief Executive Officer or the Chief Financial Officer will vote the shares of Common Stock represented by such proxies in accordance with his or her discretion.

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IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 4, 2014:

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Notice, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2013 are available at www.tnibiotech.com/investor-relations/proxy-statements. We will mail a Notice of Internet Availability of Proxy Materials to our shareholders of record as of the close of business on the record date. Such notice contains instructions on how to access our Proxy Statement and our 2013 Annual Report on Form 10-K on the Internet, as well as instructions on how to request a paper copy of the proxy materials. There is no charge to you for requesting a copy.

Annual Meeting of Shareholders September 4, 2014, 10:00 a.m., local time

By Order of the Board of Directors

/s/ Christopher Pearce
Christopher Pearce
July 15, 2014	Chief Operating Officer and Secretary

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TNI BIOTECH, INC.
www.tnibiotech.com

VOTE BY INTERNET OR TELEPHONE
★★★★★★

As a shareholder of TNI BioTech, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on September 3, 2014.

Vote Your Proxy on the Internet:		***Vote your Proxy by Phone:***		***Vote Your Proxy by Mail:***
Go to www.myproxyonline.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	**OR**	**Call 866-437-4667** Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	**OR**	Mark, Sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ **FOLD AND DETACH HERE AND READ THE REVERSE SIDE** ▼

A – PROPOSALS - The Board of Directors recommends a vote FOR all the named nominees as directors, and FOR Proposals 2, 3 and 4

Please mark your vote like this ☒

Proposal 1 — to elect seven directors to hold office until the 2015 Annual Meeting of Shareholders.

Nominees 01- Noreen Griffin 02- Christopher Pearce 03- Eugene Youkilis 04- Joel Yanowitz

05- Jay Goldstein 06-Edward Teraskiewicz 07- Roger Bozarth

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For all EXCEPT – to withhold authority to vote for any nominee, write the names of such nominee below:**

____

____

	For	Against	Abstain
Proposal 2 — To approve the TNI BioTech, Inc. 2014 Stock Incentive Plan.	☐	☐	☐
Proposal 3 — To ratify the appointment of Turner, Stone & Company, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐
Proposal 4 — To approve an amendment to TNI BioTech, Inc.'s. Amended and Restated Articles of Incorporation to change our name to "Immune Therapeutics, Inc."	☐	☐	☐

B – Authorized Signature – This section must be completed for your vote to be counted – Date and Sign Below

Signature____**Date**__________**, 2014.**

NOTE: Please sign EXACTLY as name(s) appear(s) on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TNI BIOTECH, INC.
www.tnibiotech.com

C. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – TNI BIOTECH, INC.

The undersigned shareholder hereby appoints__________________________________and _______________________________________ or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of common stock of TNI BioTech, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Shareholders to be held at the Citrus Club, 255 South Orange Avenue, Suite 1800, Orlando, FL 32801 on SEPTEMBER 4, 2014, at 10:00 a.m., local time, and at any adjournments thereof, subject to the directions indicated on the revise side hereof.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned Shareholder.

PLEASE MARK, SIGN, AND DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT – This Proxy must be signed and dated on the reverse side.)

Change of Address – Please print new address below:

____

____

____

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APPENDIX A

TNI BIOTECH, INC.

2014 STOCK INCENTIVE PLAN

ARTICLE I - PURPOSE

1.1 Purpose. The purposes of this Plan is to promote the interests of the Company by (i) aiding in the recruitment and retention of Directors and Eligible Persons, (ii) providing Directors and Eligible Persons with an opportunity to participate in the growth and financial success of the Company, and (iii) promoting the growth and success of the Company’s business by aligning the financial interests of Directors and Eligible Persons with that of the other shareholders of the Company.

ARTICLE II - DEFINITIONS

For purposes of the Plan, the following terms have the following meanings, unless another definition is clearly indicated by particular usage and context:

“Acquired Company” means any business, corporation or other entity acquired by the Company.

“Acquired Grantee” means the grantee of a stock-based award of an Acquired Company and may include a current or former Director of an Acquired Company.

“Award” means any form of incentive award granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to any terms and conditions that the Committee may establish and set forth in the applicable Award Certificate. Awards granted under the Plan may consist of:

(a) “Stock Options” awarded pursuant to Section 4.3;

(b) “Stock Appreciation Rights” awarded pursuant to Section 4.3;

(c) “Other Stock-Based Awards” awarded pursuant to Section 4.4;

(d) “Director Awards” awarded pursuant to Section 4.5; and

(e) “Substitute Awards” awarded pursuant to Section 4.6.

“Award Certificate” means the document issued, either in writing or in an electronic medium, by the Committee or its designee to a Participant evidencing the grant of an Award and which contains, in the same or accompanying document, the terms and conditions applicable to such Award.

“Board” means the Board of Directors of the Company.

“Cause” means, as to any Eligible Person who is a party to an agreement with the Company which contains a definition of “cause,” as set forth in such agreement and, if there is no applicable agreement, means an Eligible Person’s or Director’s (i) substantial failure or refusal to perform duties and responsibilities of his or her job as required by the Company, (ii) violation of any fiduciary duty owed to the Company, (iii) conviction of a misdemeanor (other than a traffic offense) or felony, (iv) dishonesty, (v) theft, (vi) violation of Company rules or policy, or (vii) other egregious conduct, that has or could have a serious and detrimental impact on the Company and its employees. The Committee (or the Nominating Committee solely with respect to Director Awards), in its sole and absolute discretion, shall determine Cause.

“Change in Control” means the first to occur of any of the following events:

(a) any “person” (as defined in Section 13(d) and 14(d) of the Exchange Act), excluding for this purpose, (i) the Company or (ii) any employee benefit plan of the Company (or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan that acquires beneficial ownership of voting securities of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Company representing more than 30 percent of the combined voting power of the Company’s then outstanding securities; provided, however, that no Change in Control will be deemed to have occurred as a result of a change in ownership percentage resulting solely from an acquisition of securities by the Company; or

(b) persons who, as of the Effective Date constitute the Board (the “Incumbent Directors”) cease for any reason (including without limitation, as a result of a tender offer, proxy contest, merger or similar transaction) to constitute at least a majority thereof, provided that any person becoming a Director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person’s election or nomination for election was approved by a vote of at least 50 percent of the Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened proxy contest relating to the election of members of the Board or other actual or threatened solicitation of proxies or consents by or on behalf of a “person” (as defined in Section 13(d) and 14(d) of the Exchange Act) other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

(c) consummation of a reorganization, merger or consolidation or sale or other disposition of at least 80 percent by value of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of outstanding voting securities of the Company immediately prior to such Business Combination beneficially own directly or indirectly more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the company resulting from such Business Combination (including, without limitation, a company which, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding voting securities of the Company; or

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(d) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

“Change in Control Termination” means a Participant’s involuntary termination of employment that occurs during the twelve (12) month period immediately following a Change in Control. For this purpose, subject to Section 7.11(b)(ii), a Participant’s involuntary termination of employment includes only the following:

(a) termination of the Participant’s employment by the Company for any reason other than for Cause, Disability or death;

(b) termination of the Participant’s employment by the Participant after one of the following events, provided that the Participant’s termination of employment occurs within sixty (60) days after the occurrence of any such event:

(i) the Company (1) assigns or causes to be assigned to the Participant duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control; (2) makes or causes to be made any material adverse change in the Participant’s position (including titles and reporting relationships and level), authority, duties or responsibilities; or (3) takes or causes to be taken any other action which, in the reasonable judgment of the Participant, would cause him or her to violate his or her ethical or professional obligations, or which results in a significant diminution in such position, authority, duties or responsibilities; or

(ii) the Company, without the Participant’s consent, (1) requires the Participant to relocate to a principal place of employment more than fifty (50) miles from his or her existing place of employment and which increases the Participant’s commute from his or her principal residence by more than fifty (50) miles; or (2) reduces the Participant’s base salary, annual bonus, or retirement, welfare, share incentive, perquisite (if any) and other benefits taken as a whole; provided, however, that an event described in (i) or (ii) above shall permit a Participant’s termination of employment to be deemed a Change in Control Termination only if written notice of such event has been provided by the Participant to the Company and the Company failed to cure such action within a fifteen (15) day period following receipt of such notice.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation and Human Resources Committee of the Board or any successor committee or other committee to which the Compensation Committee delegates its authority under this Plan. The Committee shall have at least two members, each of whom shall satisfy the independence requirements of the NASDAQ Stock Exchange, as determined by the Board. In addition, each member of the Compensation Committee shall qualify as a “non- employee director” pursuant to rule 16b-3 under the Exchange Act and as an “outside director” pursuant to Section 162(m) of the Code.

“Common Shares” means the shares of common stock of the Company, $0.0001 (U.S.) par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 5.3 of the Plan.

“Company” means TNI BioTech, Inc., a company incorporated in Florida under registered number P93000082736, or any successor thereto.

“Deferred Stock Unit” means a Unit granted under Section 4.4 or 4.5 to acquire Shares upon Termination of Directorship or Termination of Employment, subject to any restrictions that the Committee, in its discretion, may determine.

“Director” means a member of the Board.

“Disabled” or “Disability” means, subject to Section 7.11(b)(iii), (i) “Disability” as defined in any agreement, consulting or similar agreement to which Participant is a party, or (ii) if there is no such agreement or such agreement does not define “Disability”, (ii) that the Eligible Person has a permanent and total incapacity from engaging in any services for the Company for which a reasonable accommodation cannot be made. A “Disability” shall be deemed to exist if the Eligible Person is designated with an inactive employment status at the end of a disability or medical leave or if the Eligible Person meets the requirements for disability benefits under (i) the Company’s long-term disability plan or (ii) the Social Security law then in effect, for employees who are on the payroll of any United States subsidiary.

“Dividend Equivalent” means an amount equal to the cash dividend or the fair market value of the share dividend that would be paid on each Share underlying an Award if the Share were duly issued and outstanding on the date on which the dividend is payable.

“Effective Date” means the date the Plan is approved by the shareholders of the Company.

“Eligible Person” means any employee, officer, consultant, or advisor providing services to the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price of a Share, as fixed by the Committee, which may be purchased under a Stock Option or with respect to which the amount of any payment pursuant to a Stock Appreciation Right is determined.

“Fair Market Value” of a Share means the closing sales price of a Share on the trading day of the grant or on the date as of which the determination of Fair Market Value is being made or, if no sale is reported for such day, on the next preceding day on which a sale of Shares is reported. Notwithstanding anything to the contrary herein, the Fair Market Value of a Share will in no event be determined to be less than par value.

“GAAP” means United States generally accepted accounting principles.

“Incentive Stock Option” means a Stock Option granted under Section 4.3 of the Plan that is intended to meet the requirements of Section 422 of the Code and any related regulations and is designated in the Award Certificate as intended to be an Incentive Stock Option.

“Key Employee” means an Eligible Person who is a “covered employee” within the meaning of Section 162(m)(3) of the Code or who is reasonably expected to be a “covered employee” at the time the Company would be entitled to claim a tax deduction in respect of an Award but for Section 162(m) of the Code.

“Nominating Committee” means the Nominating and Governance Committee of the Board.

“Nonqualified Stock Option” means any Stock Option granted under Section 4.3 of the Plan that is not an Incentive Stock Option.

“Normal Retirement” means Termination of Employment on or after a Participant has attained age 75, provided that the sum of the Participant’s age and years of service with the Company is 75 or higher.

“Other Stock-Based Award” means an Award granted under Section 4.4 of the Plan and denominated in Shares.

“Participant” means a Director, Eligible Person or Acquired Grantee who has been granted an Award under the Plan.

“Plan” means this TNI BioTech, Inc. 2014 Stock Incentive Plan subject to approval of the Company’s shareholders at the Company’s 2014 Annual Meeting.

“Premium-Priced Stock Option” means a Stock Option the Exercise Price of which is fixed by the Committee at a price that exceeds the Fair Market Value of a Share on the date of grant.

“Reporting Person” means a Director or an employee or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

“Restricted Stock” means Shares issued pursuant to Section 4.4 that are subject to any restrictions that the Committee, in its discretion, may impose.

“Restricted Unit” means a Unit granted under Section 4.4 to acquire Shares or an equivalent amount in cash, which Unit is subject to any restrictions that the Committee, in its discretion, may impose.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Share” means a Common Share of the Company, and “Shares” shall be construed accordingly.

“Stock Appreciation Right” means a right granted under Section 4.3 of the Plan of an amount in cash or Shares equal to any excess of the Fair Market Value of a Share as of the date on which the right is exercised over the Exercise Price.

“Stock Option” means a right granted under Section 4.3 of the Plan to purchase from the Company a stated number of Shares at a specified price. Stock Options awarded under the Plan may be in the form of Incentive Stock Options or Nonqualified Stock Options.

“Termination of Directorship” means the date of cessation of a Director’s membership on the Board for any reason, with or without Cause, as determined in the sole discretion of the Nominating Committee, provided however that if the Director is a member of the Nominating Committee, such determination shall be made by the full Board (excluding such Director).

“Termination of Employment” means the date of cessation of an Eligible Person’s engagement with the Company for any reason, with or without Cause, as determined in the sole discretion of the Company.

“Unit” means the potential right to acquire one Share.

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ARTICLE III - ADMINISTRATION

3.1. Committee. The Plan will be administered by the Committee, except as otherwise provided in Section 4.5.

3.2. Authority of the Committee. The Committee or, to the extent required by applicable law, the Board will have the authority, in its sole and absolute discretion and subject to the terms of the Plan, to:

(a) Interpret and administer the Plan and any instrument or agreement relating to the Plan;

(b) Prescribe the rules and regulations that it deems necessary for the proper operation and administration of the Plan, and amend or rescind any existing rules or regulations relating to the Plan;

(c) Select Eligible Persons to receive Awards under the Plan;

(d) Determine the form of an Award, the number of Shares subject to each Award, all the terms and conditions of an Award, including, without limitation, the conditions on exercise or vesting, the designation of Stock Options as Incentive Stock Options or Nonqualified Stock Options, and the circumstances under which an Award may be settled in cash or Shares or may be cancelled, forfeited or suspended, and the terms of each Award Certificate;

(e) Determine whether Awards will be granted singly, in combination or in tandem;

(f) Subject to Sections 6.1 and 7.12, waive or amend any terms, conditions, restriction or limitation on an Award, except that the prohibition on the repricing of Stock Options and Stock Appreciation Rights, as described in Section 4.3(g), may not be waived;

(g) Make any adjustments to the Plan (including but not limited to adjustment of the number of Shares available under the Plan or any Award) and any Award granted under the Plan as shall be appropriate pursuant to Section 5.3;

(h) Determine and set forth in the applicable Award Certificate the circumstances under which Awards may be deferred and the extent to which a deferral will be credited with Dividend Equivalents and interest thereon;

(i) Determine and set forth in the applicable Award Certificate whether a Nonqualified Stock Option or Restricted Share may be transferable to family members, a family trust or a family partnership;

(j) Establish any subplans and make any modifications to the Plan, without amending the Plan, or to Awards made hereunder (including the establishment of terms and conditions in the Award Certificate not otherwise inconsistent with the terms of the Plan) that the Committee may determine to be necessary or advisable for grants made in countries outside the United States to comply with, or to achieve favorable tax treatment under, applicable foreign laws or regulations or tax policies or customs;

(k) Appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(l) Take any and all other actions it deems necessary or advisable for the proper operation or administration of the Plan.

3.3. Effect of Determinations. All determinations of the Committee will be final, binding and conclusive on all persons having an interest in the Plan.

3.4. Delegation of Authority. The Board or, if permitted under applicable corporate law, the Committee, in its discretion and consistent with applicable law and regulations, may delegate to a committee or an officer or group of officers, as it deems to be advisable, the authority to select Eligible Persons to receive an Award and to determine the number of Shares under any such Award, subject to any terms and conditions that the Board or the Committee may establish. When the Board or the Committee delegates authority pursuant to the foregoing sentence, it will limit, in its discretion, the number or value of Shares that may be subject to Awards that the delegate may grant. Only the Committee has the authority to grant and administer Awards to Key Employees and other Reporting Persons or to delegates of the Committee.

3.5. Employment of Advisors. The Committee may employ attorneys, consultants, accountants and other advisors, the fees and other expenses of which shall be paid by the Company, and the Committee, the Company and the officers and directors of the Company may rely upon the advice, opinions or valuations of the advisors employed.

3.6. No Liability. No member of the Committee or any person acting as a delegate of the Committee with respect to the Plan will be liable for any losses resulting from any action, interpretation or construction made in good faith with respect to the Plan or any Award granted under the Plan.

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ARTICLE IV - AWARDS

4.1. Eligibility. All Participants are eligible to be designated to receive Awards granted under the Plan, except as otherwise provided in this Article IV.

4.2. Form of Awards. Awards will be in the form determined by the Committee, in its discretion, and will be evidenced by an Award Certificate. Awards may be granted singly or in combination or in tandem with other Awards.

4.3. Stock Options and Stock Appreciation Rights. The Committee may grant Stock Options and Stock Appreciation Rights under the Plan to those Eligible Persons whom the Committee may from time to time select, in the amounts and pursuant to the other terms and conditions that the Committee, in its discretion, may determine and set forth in the Award Certificate, subject to the provisions below:

(a) Form. Stock Options granted under the Plan will, at the discretion of the Committee and as set forth in the Award Certificate, be in the form of Incentive Stock Options, Nonqualified Stock Options or a combination of the two. If an Incentive Stock Option and a Nonqualified Stock Option are granted to the same Participant under the Plan at the same time, the form of each will be clearly identified, and they will be deemed to have been granted in separate grants. In no event will the exercise of one Stock Option affect the right to exercise the other Stock Option. Stock Appreciation Rights may be granted either alone or concurrently with Nonqualified Stock Options and the amount of Shares attributable to each Stock Appreciation Right shall be set forth in the applicable Award Certificate on or before the grant date.

(b) Exercise Price. The Committee will set the Exercise Price of Stock Options (other than Premium-Priced Stock Options or certain Incentive Stock Options as described below) or Stock Appreciation Rights granted under the Plan at a price that is equal to the Fair Market Value of a Share on the date of grant, subject to adjustment as provided in Section 5.3. The Committee will set the Exercise Price of Premium-Priced Stock Options at a price that is higher than the Fair Market Value of a Share as of the date of grant, provided that such price is no higher than 150 percent of such Fair Market Value. The Exercise Price of Incentive Stock Options will be equal to or greater than 110 percent of the Fair Market Value of a Share as of the date of grant if the Participant receiving the Incentive Stock Options owns shares possessing more than 10 percent of the total combined voting power of all classes of shares of the Company or any subsidiary or parent corporation of the Company, as defined in Section 424 of the Code. The Exercise Price of a Stock Appreciation Right granted in tandem with a Stock Option will equal the Exercise Price of the related Stock Option. The Committee will set forth the Exercise Price of a Stock Option or Stock Appreciation Right in the Award Certificate or accompanying documentation.

(c) Term and Timing of Exercise. Each Stock Option or Stock Appreciation Right granted under the Plan will be exercisable in whole or in part, subject to the following conditions, unless determined otherwise by the Committee:

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(i) The term of each Stock Option shall be determined by the Committee and set forth in the applicable Award Certificate, but in no event shall the term of a Stock Option exceed ten (10) years from the date of its grant.

(ii) A Stock Option or Stock Appreciation Right will become exercisable at such times and in such manner as determined by the Committee and set forth in the applicable Award Certificate.

(iii) Unless the applicable Award Certificate provides otherwise, upon the death, Disability, Normal Retirement or a Change in Control Termination of a Participant who has outstanding Stock Options or Stock Appreciation Rights, the unvested Stock Options or Stock Appreciation Rights will fully vest. Unless the applicable Award Certificate or the remainder of this Section 4.3(c) provides otherwise, the Participant’s Stock Options and Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three (3) years after the date on which the Participant dies, incurs a Disability or retires due to Normal Retirement.

(iv) Unless the applicable Award Certificate provides otherwise, upon the Termination of Employment of a Participant for any reason other than the Participant’s death, Disability, Normal Retirement or a Change in Control Termination, a pro rata portion of the Participant’s Stock Options and Stock Appreciation Rights will vest so that the total number of vested Stock Options or Stock Appreciation Rights held by the Participant at Termination of Employment (including those that have already vested as of such date) will be equal to the total number of Stock Options or Stock Appreciation Rights originally granted to the Participant under the applicable Award multiplied by a fraction, the numerator of which is the period of time (in whole months) that have elapsed since the date of grant, and the denominator of which is the number of months set forth in the applicable Award Certificate that is required to attain full vesting. Unless the Award Certificate provides otherwise, such Participant’s Stock Options and Stock Appreciation Rights will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is three (3) years after the date of Termination of Employment.

(v) Unless the applicable Award Certificate provides otherwise, upon the Termination of Employment of a Participant that does not meet the requirements of paragraphs (iii) or (iv) above, any unvested Stock Options or Stock Appreciation Rights will be forfeited. Unless the applicable Award Certificate provides otherwise, any Stock Options or Stock Appreciation Rights that are vested as of such Termination of Employment will lapse, and will not thereafter be exercisable, upon the earlier of (A) their original expiration date or (B) the date that is ninety (90) days after the date of such Termination of Employment.

(vi) Stock Options and Stock Appreciation Rights of a deceased Participant may be exercised only by the estate of the Participant or by the person given authority to exercise the Stock Options or Stock Appreciation Rights by the Participant’s will or by operation of law. If a Stock Option or Stock Appreciation Right is exercised by the executor or administrator of a deceased Participant, or by the person or persons to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant’s will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver Shares or cash until the Company is satisfied that the person exercising the Stock Option or Stock Appreciation Right is the duly appointed executor or administrator of the deceased Participant or the person to whom the Stock Option or Stock Appreciation Right has been transferred by the Participant’s will or by applicable laws of descent and distribution.

(vii) A Stock Appreciation Right granted in tandem with a Stock Option is subject to the same terms and conditions as the related Stock Option and will be exercisable only to the extent that the related Stock Option is exercisable. When either a Stock Option or a Stock Appreciation Right granted in tandem with each other is exercised, the tandem Stock Option or Stock Appreciation Right, as applicable, shall expire.

(d) Payment of Exercise Price. The Exercise Price of a Stock Option must be paid in full when the Stock Option is exercised. Shares will be issued and delivered only upon receipt of payment. Payment of the Exercise Price may be made in cash or by certified check, bank draft, wire transfer, or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. The Committee, in its discretion may also allow payment to be made by any of the following methods, as set forth in the applicable Award Certificate:

(i) Delivering a properly executed exercise notice to the Company or its agent, together with irrevocable instructions to a broker to deliver to the Company, within the typical settlement cycle for the sale of equity securities on the relevant trading market (or otherwise in accordance with the provisions of Regulation T issued by the Federal Reserve Board), the amount of sale proceeds with respect to the portion of the Shares to be acquired having a Fair Market Value on the date of exercise equal to the sum of the applicable portion of the Exercise Price being so paid;

(ii) Subject to any requirements of applicable law and regulations, tendering (actually or by attestation) to the Company or its agent previously acquired Shares that have a Fair Market Value on the day prior to the date of exercise equal to the applicable portion of the Exercise Price being so paid; or

(iii) Subject to any requirements of applicable law and regulations, instructing the Company to reduce the number of Shares that would otherwise be issued by such number of Shares having in the aggregate a Fair Market Value on the date of exercise equal to the applicable portion of the Exercise Price being so paid.

(e) Incentive Stock Options. Incentive Stock Options granted under the Plan will be subject to the following additional conditions, limitations and restrictions:

(i) Eligibility. Incentive Stock Options may be granted only to Eligible Persons of the Company.

(ii) Timing of Grant. No Incentive Stock Option will be granted under the Plan after the 10-year anniversary of the date on which the Plan is approved by the shareholders of the Company.

(iii) Timing of Exercise. The Committee shall determine the time or times at which an Incentive Stock Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) Transfer Restrictions. In no event will the Committee permit an Incentive Stock Option to be transferred by an Eligible Person other than by will or the laws of descent and distribution, and any Incentive Stock Option awarded under this Plan will be exercisable only by the Eligible Person during the Eligible Person’s lifetime.

(f) Exercise of Stock Appreciation Rights. Upon exercise of a Participant’s Stock Appreciation Rights, the Company will pay cash or Shares or a combination of cash and Shares, in the discretion of the Committee and as described in the Award Certificate. Cash payments will be equal to the excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price, for each Share for which a Stock Appreciation Right was exercised. If Shares are paid for the Stock Appreciation Right, the Participant will receive a number of whole Shares equal to the quotient of the cash payment amount divided by the Fair Market Value of a Share on the date of exercise.

(g) No Repricing. Except as otherwise provided in Section 5.3, in no event will the Committee decrease the Exercise Price of a Stock Option or Stock Appreciation Right after the date of grant or cancel outstanding Stock Options or Stock Appreciation Rights and issue cash in exchange for such cancellation or grant replacement Stock Options or Stock Appreciation Rights with a lower Exercise Price than that of the replaced Stock Options or Stock Appreciation Rights or other Awards without first obtaining the approval of the holders of a majority of the Shares who are present in person or by proxy at a meeting of the Company’s shareholders and entitled to vote.

4.4. Other Stock-Based Awards. The Committee may, from time to time, grant Awards (other than Stock Options and Stock Appreciation Rights) to any Eligible Person who the Committee may from time to time select, which Awards consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise related to, Shares. These Awards may include, among other forms, Restricted Stock, Restricted Units, or Deferred Stock Units. The Committee will determine, in its discretion, the terms and conditions that will apply to Awards granted pursuant to this Section 4.4, which terms and conditions will be set forth in the applicable Award Certificate.

(a) Vesting. Restrictions on Other Stock-Based Awards granted under this Section 4.4 will lapse at such times and in such manner as determined by the Committee and set forth in the applicable Award Certificate. Unless the applicable Award Certificate provides otherwise, if the restrictions on Other Stock-Based Awards have not lapsed or been satisfied as of the Participant’s Termination of Employment, the Shares will be forfeited by the Participant if the termination is for any reason other than the Normal Retirement, death or Disability of the Participant or a Change in Control Termination. All restrictions on Other Stock-Based Awards granted pursuant to this Section 4.4 will lapse upon the Normal Retirement, death or Disability of the Participant or a Change in Control Termination.

(b) Grant of Restricted Stock. The Committee may grant Restricted Stock to any Eligible Person, which Shares will be registered in the name of the Participant and held for the Participant by the Company. The Participant will have all rights of a shareholder with respect to the Shares, including the right to vote and to receive dividends or other distributions (subject to Section 4.4(e)), except that the Shares may be subject to a vesting schedule and will be forfeited if the Participant attempts to sell, transfer, assign, pledge or otherwise encumber or dispose of the Shares before the restrictions are satisfied or lapse.

(c) Grant of Restricted Units. The Committee may grant Restricted Units to any Eligible Person, which Units will be paid in cash or whole Shares or a combination of cash and Shares, in the discretion of the Committee, when the restrictions on the Units lapse and any other conditions set forth in the Award Certificate have been satisfied. For each Restricted Unit that vests, one Share will be paid or an amount in cash equal to the Fair Market Value of a Share as of the date on which the Restricted Unit vests.

(d) Grant of Deferred Stock Units. The Committee may grant Deferred Stock Units to any Eligible Person, which Units will be paid in whole Shares upon the Eligible Person’s Termination of Employment if the restrictions on the Units have lapsed. One Share will be paid for each Deferred Stock Unit that becomes payable.

(e) Dividends and Dividend Equivalents. At the discretion of the Committee and as set forth in the applicable Award Certificate, dividends paid on Shares may be paid immediately or withheld and deferred in the Participant’s account. In the event of a payment of dividends on the Common Shares, the Committee may credit Restricted Units with Dividend Equivalents in accordance with terms and conditions established in the discretion of the Committee. Dividend Equivalents will be subject to such vesting terms as is determined by the Committee and may be distributed immediately or withheld and deferred in the Participant’s account as determined by the Committee and set forth in the applicable Award Certificate. Deferred Stock Units may, in the discretion of the Committee and as set forth in the Award Certificate, be credited with Dividend Equivalents or additional Deferred Stock Units. The number of any Deferred Stock Units credited to a Participant’s account upon the payment of a dividend will be equal to the quotient produced by dividing the cash value of the dividend by the Fair Market Value of one Share as of the date the dividend is paid. The Committee will determine any terms and conditions on deferral of a dividend or Dividend Equivalent, including the rate of interest to be credited on deferral and whether interest will be compounded.

4.5. Director Awards.

(a) Notwithstanding anything herein to the contrary, the Nominating Committee shall have the exclusive authority to issue awards to Directors who are not also employees of the Company (“Director Awards”), which may consist of, but not be limited to, Stock Options, Stock Appreciation Rights, or Other Stock-Based Awards. Each Director Award shall be governed by an Award Certificate approved by the Nominating Committee.

(b) The Nominating Committee shall have the exclusive authority to administer Director Awards, and shall have the authority set forth in Section 3.2 and the indemnification set forth in Section 7.6, solely as such provisions apply to the Director Awards. All determinations made by the Nominating Committee hereunder shall be final, binding and conclusive.

4.6. Substitute Awards. The Committee may make Awards under the Plan to Acquired Grantees through the assumption of, or in substitution for, outstanding stock-based awards previously granted to such Acquired Grantees. Such assumed or substituted Awards will be subject to the terms and conditions of the original awards made by the Acquired Company, with such adjustments therein as the Committee considers appropriate to give effect to the relevant provisions of any agreement for the acquisition of the Acquired Company. Any grant of Incentive Stock Options pursuant to this Section 4.6 will be made in accordance with Section 424 of the Code and any final regulations published thereunder.

4.7. Limit on Individual Grants. Subject to Sections 5.1 and 5.3, no Participant may be granted more than 500,000 Shares over any calendar year pursuant to Awards of Stock Options, Stock Appreciation Rights and Restricted Stock and Restricted Units.

4.8. Termination for Cause. Notwithstanding anything to the contrary herein and unless the applicable Award Certificate provides otherwise, if a Participant incurs a Termination of Directorship or Termination of Employment for Cause, then all Stock Options, Stock Appreciation Rights, Restricted Units, Restricted Stock and Other Stock-Based Awards will immediately be cancelled. The exercise of any Stock Option or Stock Appreciation Right or the payment of any Award may be delayed, in the Committee’s discretion, in the event that a potential termination for Cause is pending. Unless the applicable Award Certificate provides otherwise, if a Participant incurs a Termination of Directorship or Termination of Employment for Cause, then the Participant will be required to deliver to the Company (i) Shares (or, in the discretion of the Committee, cash) equal in value to the amount of any profit the Participant realized upon the exercise of a Stock Option or Stock Appreciation Right during the twelve (12) month period occurring immediately prior to the Participant’s Termination of Directorship or Termination of Employment for Cause; and (ii) the number of Shares (or, in the discretion of the Committee, the cash value of Shares) the Participant received for Other Stock Based Awards (including Restricted Stock, Restricted Units and Deferred Stock Units) that vested during the period specified in (i) above. Unless the applicable award certificate provides otherwise, if, after a Participant’s Termination of Directorship or Termination of Employment, the Committee determines in its sole discretion that while the Participant was an Eligible Person or a Director, such Participant engaged in activity that would have been grounds for a Termination of Directorship or Termination of Employment for Cause, then the Company will immediately cancel all Stock Options, Stock Appreciation Rights, Restricted Units, Restricted Stock and Other Stock-Based Awards and the Participant will be required to deliver to the Company (A) Shares (or, in the discretion of the Committee, cash) equal in value to the amount of any profit the Participant realized upon the exercise of a Stock Option or Stock Appreciate Right during the period that begins twelve (12) months immediately prior to the Participant’s Termination of Directorship or Termination of Employment and ends on the date of the Committee’s determination that the Participant’s conduct would have constituted grounds for a Termination of Directorship or Termination of Employment for Cause; and (B) the number of Shares (or, in the discretion of the Committee, the cash value of said shares) the Participant received for Other Stock Based Awards (including Restricted Stock, Restricted Units and Deferred Stock Units) that vested during the period specified in (A) above.

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ARTICLE V - SHARES SUBJECT TO THE PLAN; ADJUSTMENTS

5.1. Shares Available.

(a) The Shares issuable under the Plan will be authorized but unissued Shares, and, to the extent permissible under applicable law, Shares acquired by the Company or any other person or entity designated by the Company and held as treasury shares.

(b) Subject to the counting rules set forth in Section 5.2 and adjustment in accordance with Section 5.3, the total number of Shares with respect to which Awards may be issued under the Plan shall equal 5,000,000, subject to approval of the Company’s shareholders at the Company’s 2014 Annual Meeting of Shareholders.

5.2. Counting Rules.

(a) The total number of Shares with respect to which Awards may be issued under the Plan, as described in Section 5.1(b), shall be reduced by (i) one Share for each Share granted pursuant to an Award of Restricted Stock, Restricted Units, Deferred Stock Units, or Other Stock-Based Awards, in each case granted on or after the Company’s 2014 Annual Meeting of Shareholders, and (ii) to the extent cash is delivered in lieu of Shares upon the exercise of a Stock Appreciation Right, the Company will be deemed to have issued the greater of the number of Shares which it was entitled to issue upon such exercise or on the exercise of any related Stock Option.

(b) The following Shares related to Awards under the Plan will again be available for issuance under the Plan:

(i) Shares related to Awards paid in cash;

(ii) Shares related to Awards that expire, are forfeited or cancelled or terminate for any other reason without issuance of Shares and any Shares of Restricted Stock that are returned to the Company upon a Participant’s Termination of Employment or, if applicable, a Director’s Termination of Directorship; and

(iii) Any Shares issued in connection with Awards that are assumed, converted or substituted as a result of the acquisition of an Acquired Company by the Company or a combination of the Company with another company.

5.3. Adjustments. In the event of a change in the outstanding Shares by reason of a share split, reverse share split, dividend or other distribution (whether in the form of cash, Shares, other securities or other property), extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, reorganization, combination, repurchase or exchange of Shares or other securities or similar corporate transaction or event, the Committee shall make an appropriate adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any adjustment made by the Committee under this Section 5.3 will be conclusive and binding for all purposes under the Plan.

5.4. Change in Control.

(a) Acceleration. Unless the applicable Award Certificate provides otherwise, all outstanding Stock Options and Stock Appreciation Rights will become exercisable as of the effective date of a Participant’s Change in Control Termination if the Awards are not otherwise vested, and all conditions will be waived with respect to outstanding Restricted Stock and Restricted Units and Deferred Stock Units. Unless the Committee determines otherwise in its discretion (either when an Award is granted or any time thereafter), in the event that Awards outstanding as of the date of a Change in Control that are payable in Common Shares of the Company will not be substituted with comparable awards payable or redeemable in shares of publicly-traded stock after the Change in Control, each such outstanding Award (A) will become fully vested immediately prior to the Change in Control and (B) each such Award that is a Stock Option will be settled in cash, without the Participant’s consent, for an amount equal to the amount that could have been attained upon the exercise of such Award immediately prior to the Change in Control had such Award been exercisable or payable at such time.

(b) Permissive Actions. In addition to the actions described in Section 5.4(a)(A) and (B), in the event of a Change in Control, the Committee may take any one or more of the following actions with respect to any or all outstanding Awards, without the consent of Participants: (i) the Committee may determine that outstanding Stock Options and Stock Appreciation Rights shall be fully vested and exercisable and restrictions on Restricted Stock, Restricted Units, Deferred Stock Units and Other Stock-Based Awards shall lapse as of the date of the Change in Control or such other time (prior to a Participant’s Change in Control Termination) as the Committee determines; (ii) the Committee may require that a Participant surrender his or her outstanding Stock Options and Stock Appreciation Rights in exchange for one or more payments by the Company, in cash or Common Shares, as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the Shares subject to the Participant’s unexercised Stock Options and Stock Appreciation Rights exceeds the Exercise Price, if any, and on such terms as the Committee determines; (iii) after giving Participants an opportunity to exercise any outstanding Stock Options and Stock Appreciation Rights, the Committee may terminate any or all unexercised Stock Options and Stock Appreciation Rights at such time as the Committee deems appropriate; or (iv) The Committee may specify how an Award will be treated in the event of a Change in Control either when the Award is granted or at any time thereafter.

5.5. Fractional Shares. No fractional Shares will be issued under the Plan. Unless otherwise provided by the Committee, if a Participant acquires the right to receive a fractional Share under the Plan, the Participant will receive, in lieu of the fractional Share, a cash payment equal to the Fair Market Value of such fractional share on the date of settlement of the related Award.

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ARTICLE VI - AMENDMENT AND TERMINATION

6.1. Amendment. The Plan may be amended at any time and from time to time by the Board or authorized Board committee without the approval of shareholders of the Company, except that no material revision to the terms of the Plan will be effective until the amendment is approved by the shareholders of the Company. A revision is “material” for this purpose if it materially increases the number of Shares that may be issued under the Plan (other than an increase pursuant to Section 5.3 of the Plan), expands the types of Awards available under the Plan, materially expands the class of persons eligible to receive Awards under the Plan, materially extends the term of the Plan, reduces the Exercise Price at which Stock Options or Stock Appreciation Rights may be granted, reduces the Exercise Price of outstanding Stock Options or Stock Appreciation Rights, results in the replacement of outstanding Stock Options or Stock Appreciation Rights with cash, new Stock Options or Stock Appreciation Rights that have an Exercise Price that is lower than the Exercise Price of the replaced Stock Options or Stock Appreciation Rights, or other Awards, or is otherwise an amendment requiring shareholder approval pursuant to any law or the rules of any exchange on which the Company’s Common Shares are listed for trading. No amendment of the Plan or any outstanding Award Certificate made without the Participant’s written consent may adversely affect any right of a Participant with respect to an outstanding Award.

6.2. Termination. The Plan will terminate upon the earlier of the following dates or events to occur:

(a) The adoption of a resolution of the Board terminating the Plan; or

(b) Ten years after the approval of the Plan at the Company’s 2014 Annual Meeting of Shareholders.

No Awards will be granted under this Plan after it has terminated. The termination of the Plan, however, will not alter or impair any of the rights or obligations of any person under any Award previously granted under the Plan without such person’s consent. After the termination of the Plan, any previously granted Awards will remain in effect and will continue to be governed by the terms of the Plan and the applicable Award Certificate.

ARTICLE VII - GENERAL PROVISIONS

7.1. Nontransferability of Awards. No Award under the Plan will be subject in any manner to alienation, anticipation, sale, assignment, pledge, encumbrance or transfer, and no other persons will otherwise acquire any rights therein, except as provided below.

(a) Any Award may be transferred by will or by the laws of descent or distribution.

(b) Unless the applicable Award Certificate provides otherwise, all or any part of a Nonqualified Stock Option or Shares of Restricted Stock may be transferred to a family member without consideration. For purposes of this subsection (b), “family member” includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Participant, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests. Any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Certificate. The Participant or the Participant’s estate will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority. The Company may, in its sole discretion, disallow all or a part of any transfer of an Award pursuant to this Subsection 7.1(b) unless and until the Participant makes arrangements satisfactory to the Company for the payment of any withholding tax. The Participant must immediately notify the Company, in the form and manner required by the applicable Award Certificate or as otherwise required by the Company, of any proposed transfer of an Award pursuant to this Subsection 7.1(b). No transfer will be effective until the Company consents to the transfer.

(c) Unless the applicable Award Certificate provides otherwise, any Nonqualified Stock Option transferred by a Participant pursuant to subsection (b) may be exercised by the transferee only to the extent that the Award would have been exercisable by the Participant had no transfer occurred. The transfer of Shares upon exercise of the Award will be conditioned on the payment of any withholding tax.

(d) Restricted Stock may be freely transferred after the restrictions lapse or are satisfied and the Shares are delivered, provided, however, that Restricted Stock awarded to an affiliate of the Company may be transferred only pursuant to Rule 144 under the Securities Act, or pursuant to an effective registration for resale under the Securities Act. For purposes of this subsection (d), “affiliate” will have the meaning assigned to that term under Rule 144.

(e) In no event may a Participant transfer an Incentive Stock Option other than by will or the laws of descent and distribution.

7.2. Withholding of Taxes. The Committee, in its discretion, may require the satisfaction of a Participant’s tax withholding obligations by any of the following methods or any method as it determines to be in accordance with the laws of the jurisdiction in which the Participant resides, has domicile or performs services.

(a) Stock Options and Stock Appreciation Rights. As a condition to the delivery of Shares pursuant to the exercise of a Stock Option or Stock Appreciation Right, the Committee may require that the Participant, at the time of exercise, pay to the Company by cash, certified check, bank draft, wire transfer or postal or express money order an amount sufficient to satisfy any applicable tax withholding obligations. The Committee may also, in its discretion, accept payment of tax withholding obligations through any of the Exercise Price payment methods described in Section 4.3(d).

(b) Other Awards Payable in Shares. The Participant shall satisfy the Participant’s tax withholding obligations arising in connection with the release of restrictions on Restricted Units, Restricted Stock and Other Stock-Based Awards by payment to the Company in cash or by certified check, bank draft, wire transfer or postal or express money order, provided that the format is approved by the Company or a designated third-party administrator. However, subject to any requirements of applicable law, the Company may also satisfy the Participant’s tax withholding obligations by other methods, including selling or withholding Shares that would otherwise be available for delivery.

(c) Cash Awards. The Company may satisfy a Participant’s tax withholding obligation arising in connection with the payment of any Award in cash by withholding cash from such payment.

7.3. No Implied Rights. The establishment and operation of the Plan, including the eligibility of a Participant to participate in the Plan, will not be construed as conferring any legal or other right upon any Director for any continuation of directorship or any Eligible Person for the continuation of employment. The Company expressly reserves the right, which may be exercised at any time and in the Company’s sole discretion, to discharge any individual or treat him or her without regard to the effect that discharge might have upon him or her as a Participant in the Plan.

7.4. No Obligation to Exercise Awards. The grant of a Stock Option or Stock Appreciation Right will impose no obligation upon the Participant to exercise the Award.

7.5. No Rights as Shareholders. A Participant who is granted an Award under the Plan will have no rights as a shareholder of the Company with respect to the Award unless and until certificates for the Shares underlying the Award are registered in the Participant’s name and (other than in the case of Restricted Stock) delivered to the Participant. The right of any Participant to receive an Award by virtue of participation in the Plan will be no greater than the right of any unsecured general creditor of the Company.

7.6. Indemnification of Committee. The Company will indemnify, to the fullest extent permitted by law, each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that the person, or the executor or administrator of the person’s estate, is or was a member of the Committee or an authorized delegate of the Committee including, for purposes of Director Awards, the Nominating Committee.

7.7. No Required Segregation of Assets. The Company will not be required to segregate any assets that may at any time be represented by Awards granted pursuant to the Plan.

7.8. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services for the Company. Any gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and will not be taken into account as compensation for purposes of any other employee benefit plan of the Company, except as the Committee otherwise provides. The adoption of the Plan will have no effect on Awards made or to be made under any other benefit plan covering an employee of the Company or any predecessor or successor of the Company.

7.9. Securities Law Compliance. Awards under the Plan are intended to satisfy the requirements of Rule 16b-3 under the Exchange Act. If any provision of this Plan or any grant of an Award would otherwise frustrate or conflict with this intent, that provision will be interpreted and deemed amended so as to avoid conflict. No Participant will be entitled to a grant, exercise, transfer or payment of any Award if the grant, exercise, transfer or payment would violate the provisions of the Sarbanes-Oxley Act of 2002 or any other applicable law.

7.10. Coordination with Other Plans. If this Plan provides a level of benefits with respect to Awards that differs from the level of benefits provided under another Company plan, then the terms of the plan that provides for the more favorable benefit to the Participant shall govern.

7.11. Section 409A Compliance. Notwithstanding any other provision of this Plan or an applicable Award Certificate to the contrary, the provisions of this Section 7.11 shall apply to all Awards that were issued or became vested on or after the Effective Date and that are subject to Code Section 409A, but only with respect to the portion of such Award that is subject to Code Section 409A.

(a) General. To the extent the Committee (or Nominating Committee with respect to Director Awards) determines that any Award granted under the Plan is subject to Code Section 409A, the Award Certificate evidencing such Award will incorporate the terms and conditions required by Code Section 409A. To the extent applicable, the Plan and the Award Certificate will be interpreted in accordance with Code Section 409A and the applicable regulations and rulings thereunder. Notwithstanding any other provision of the Plan to the contrary, in the event that the Committee (or Nominating Committee with respect to Director Awards) determines that any Award may be subject to Code Section 409A, the Committee may adopt such amendments to the Plan and/or the applicable Award Certificate or adopt policies and procedures or take any other action or actions, including an action or amendment with retroactive effect, that the Committee (or Nominating Committee with respect to Director Awards) determines is necessary or appropriate to (i) exempt the Award from the application of Code Section 409A, or (ii) comply with the requirements of Code Section 409A.

(b) Modifications to Defined Terms. The following modifications to Plan provisions (and, if necessary, applicable Award Certificate provisions) shall apply.

(i) Any payment of deferred compensation subject to Code Section 409A that is to be made under an Award upon the occurrence of a Change in Control or any change in the timing and/or form of such payment as a direct result of a Change in Control (including payments made upon a specified date or event occurring after a Change in Control) shall not be made, or such change in timing and/or form shall not occur, unless such Change in Control is also a “change in ownership or effective control” of the Company within the meaning of Code Section 409A(a)(2)(A)(v) and applicable regulations and rulings thereunder and such payment, or such change in timing and/or form, occurs no later than two (2) years after the date of such change in ownership or effective control of the Company, in each case to the extent required to avoid the recipient of such Award from incurring tax penalties under Code Section 409A in respect of such Award. Notwithstanding the foregoing, if the Committee takes an action pursuant to Section 5.4(b) to accelerate the payment of deferred compensation upon a Change in Control, then any accelerated payment shall occur on a date specified in the applicable Award Certificate, which date shall be no later than ninety (90) days after a “change in ownership or effective control” of the Company.

(ii) The definition of “Change in Control Termination” in subsection (b) of that definition shall be deleted in its entirety and replaced with the following:

“(b) termination of the Participant’s employment by the Participant after one of the following events:

(i) the Company (1) assigns or causes to be assigned to the Participant duties inconsistent in any material respect with his or her position as in effect immediately prior to the Change in Control or within one year post the change of control; (2) makes or causes to be made any material adverse change in the Participant’s position (including title and reporting relationships and level or scope of responsibility and organizational impact), authority, duties or responsibilities, or the budget over which the Participant retains authority; or (3) takes or causes to be taken any other action which results in a material diminution in such position, authority, duties or responsibilities or the budget over which the Participant retains authority; or

(ii) the Company, without the Participant’s consent, (1) requires the Participant to relocate to a principal place of employment more than fifty (50) miles from his or her existing place of employment, which increases the Participant’s commute from his or her principal residence by more than fifty (50) miles; or (2) materially reduces the Participant’s base salary, annual bonus, or retirement, welfare, share incentive, perquisite (if any) and other benefits taken as a whole; provided that an event described in (i) or (ii) above shall permit a Participant’s termination of employment to be deemed a Change in Control Termination only if (x) the Participant provides written notice to the Company specifying in reasonable detail the event upon which the Participant is basing his termination within ninety (90) days after the occurrence of such event, (y) the Company fails to cure such event within thirty (30) days after its receipt of such notice, and (z) the Participant terminates his employment within sixty (60) days after the expiration of such cure period.”

(iii) The definition of ““Disabled” or “Disability”” shall be deleted in its entirety and replaced with the following:

““Disabled” or “Disability” means that the Eligible Person is receiving income replacement benefits for a period of not less than three (3) months under a Company accident and health plan covering the Eligible Person by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.”

(iv) A Termination of Directorship or Termination of Employment shall only occur where such Termination of Directorship or Termination of Employment is a “separation from service” within the meaning of Code Section 409A(a)(2)(A)(i) and the applicable regulations and rulings thereunder. For purposes of determining whether a Termination of Directorship has occurred under this Subsection 7.12(b)(iii), services provided in the capacity of an employee or otherwise shall be excluded.

(c) Modifications to or Adjustments of Awards. Any modifications to an Award pursuant to Subsection 3.2(g) or adjustments of an Award pursuant to Subsections 4.6 or 5.3 shall comply with the requirements of Section 409A.

(d) Specified Employees. Payments to any Participant who is a “specified employee” of deferred compensation that is subject to Code Section 409A(a)(2) and that becomes payable upon, or that is accelerated upon, such Participant’s Termination of Employment (as modified by Subsection 7.12(b)(iv)), shall not be made on or before the date which is six (6) months following such Participant’s Termination of Employment (or, if earlier, such Participant’s death). A specified employee for this purpose shall be determined by the Committee or its delegate in accordance with the provisions of Code Section 409A and the regulations and rulings thereunder.

7.12. Section 457A Compliance. To the extent the Committee (or Nominating Committee with respect to Director Awards) determines that any Award granted under the Plan is subject to Code Section 457A, the Award Certificate evidencing such Award will incorporate the terms and conditions required by Code Section 457A in order to avoid accelerated taxation or tax penalties to the holder thereof in respect of such Award. To the extent applicable, the Plan and the Award Certificate will be interpreted in accordance with Code Section 457A and applicable guidance issued thereunder. Notwithstanding any other provision of the Plan to the contrary, in the event that the Committee (or Nominating Committee with respect to Director Awards) determines that any Award may be subject to Code Section 457A, the Committee may adopt such amendments to the Plan and/or the applicable Award Certificate or adopt policies and procedures or take any other action or actions, including an action or amendment with retroactive effect, that the Committee (or Nominating Committee with respect to Director Awards) determines is necessary or appropriate to (i) exempt the Award from the application of Code Section 457A or (ii) comply with the requirements of Code Section 457A.

7.13. Governing Law, Severability. The Plan and all determinations made and actions taken under the Plan will be governed by the law of the State of Florida and construed accordingly. If any provision of the Plan is held unlawful or otherwise invalid or unenforceable in whole or in part, the unlawfulness, invalidity or unenforceability will not affect any other parts of the Plan, which parts will remain in full force and effect.

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APPENDIX B

ARTICLES OF AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

TNI BIOTECH, INC.

The undersigned does hereby certify, on behalf of TNI BioTech, Inc. (the “Corporation”), that pursuant to the authority contained in the Corporation’s Amended and Restated Articles of Incorporation, as amended (the “Articles”), and in accordance with the provisions of Section 607.1003 of the Florida Business Corporation Act, the Articles are hereby amended as follows:

1. Effective upon the filing of this Articles of Amendment to the Company’s Articles (this “Amendment”) with the Florida Secretary of State, ARTICLE ONE of the Articles is hereby deleted and replaced in its entirety as follows:

“That the name of the Corporation shall be:

IMMUNE THERAPEUTICS, INC.”

2. This Amendment will be effective upon filing.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed the foregoing Amendment this ___ day of ________, 20___.

TNI BIOTECH, INC.

By:____________________________________
Printed Name:___________________________
Title:___________________________________

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